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                                   PACIFICORP
                             (AN OREGON CORPORATION)

                                       TO

                            THE CHASE MANHATTAN BANK
                            (A NEW YORK CORPORATION)
                        (FORMERLY KNOWN AS CHEMICAL BANK)

                                               AS TRUSTEE UNDER PACIFICORP'S
                                                  MORTGAGE AND DEED OF TRUST,
                                                  DATED AS OF JANUARY 9, 1989

                                     -----------

                        THIRTEENTH SUPPLEMENTAL INDENTURE
                          DATED AS OF NOVEMBER 1, 1998

             SUPPLEMENTAL TO PACIFICORP'S MORTGAGE AND DEED OF TRUST
                           DATED AS OF JANUARY 9, 1989

                                     -----------

   THIS INSTRUMENT GRANTS A SECURITY INTEREST BY A TRANSMITTING UTILITY
     THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS

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



                        THIRTEENTH SUPPLEMENTAL INDENTURE

     THIS INDENTURE, dated as of the 1st day of November, 1998, made and entered into by and between PACIFICORP, a corporation of the State of Oregon, whose address is 700 NE Multnomah, Portland, Oregon 97232 (hereinafter sometimes called the "Company"), and THE CHASE MANHATTAN BANK (formerly known as Chemical
Bank), a New York corporation whose address is 450 West 33rd Street, New York, New York 10001 (the "Trustee"), as Trustee under the Mortgage and Deed of Trust, dated as of January 9, 1989, as heretofore amended and supplemented (hereinafter called the "Mortgage"), is executed and delivered by PacifiCorp in accordance with the provisions of the Mortgage, this indenture (hereinafter called the "Thirteenth Supplemental Indenture") being supplemental thereto.

     WHEREAS, the Mortgage was or is to be recorded in the official records of the States of Arizona, California, Colorado, Idaho, Montana, New Mexico, Oregon, Utah, Washington and Wyoming and various counties within such states, which counties include or will include all counties in which this Thirteenth Supplemental Indenture is to be recorded; and

     WHEREAS, by the Mortgage the Company covenanted that it would execute and deliver such supplemental indenture or indentures and such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Mortgage and to make subject to the Lien of the Mortgage any property thereafter acquired, made or constructed and intended to be subject to the Lien thereof; and

     WHEREAS, in addition to the property described in the Mortgage, the Company has acquired certain other property, rights and interests in property; and

     WHEREAS, the Company has executed, delivered, recorded and filed Supplemental Indentures as follows:


                              DATED AS OF

              FIRST          MARCH 31, 1989
              SECOND         DECEMBER 29, 1989
              THIRD          MARCH 31, 1991
              FOURTH         DECEMBER 31, 1991
              FIFTH          MARCH 15, 1992
              SIXTH          JULY 31, 1992
              SEVENTH        MARCH 15, 1993
              EIGHTH         NOVEMBER 1, 1993
              NINTH          JUNE 1, 1994
              TENTH          AUGUST 1, 1994
              ELEVENTH       DECEMBER 1, 1995, AND
              TWELFTH        SEPTEMBER 1, 1996
and

     WHEREAS, the Company has heretofore issued, in accordance with the provisions of the Mortgage, bonds entitled and designated First Mortgage and Collateral Trust Bonds or First Mortgage Bonds, as the case may be, of the series and in the principal amounts as follows:

                                                                 AGGREGATE PRINCIPAL   AGGREGATE PRINCIPAL
                           SERIES                     DUE DATE     AMOUNT ISSUED       AMOUNT OUTSTANDING
FIRST             -10.45%                              1/9/90            $500,000                     0
SECOND            -MEDIUM-TERM NOTES, SERIES A         VARIOUS        250,000,000          $137,000,000
THIRD             -MEDIUM-TERM NOTES, SERIES B         VARIOUS        200,000,000            84,500,000
FOURTH            -MEDIUM-TERM NOTES, SERIES C         VARIOUS        300,000,000           201,405,315
FIFTH             -MEDIUM-TERM NOTES, SERIES D         VARIOUS        250,000,000           212,500,000
SIXTH             -C-U                                 VARIOUS        250,432,000           169,973,000
SEVENTH           -MEDIUM-TERM NOTES, SERIES E         VARIOUS        500,000,000           439,200,000
EIGHTH            -6 3/4%                             4/1/2005        150,000,000           150,000,000
NINTH             -MEDIUM-TERM NOTES, SERIES F         VARIOUS        500,000,000           378,000,000
TENTH             -E-L                                 VARIOUS         71,200,000            71,200,000
ELEVENTH          -MEDIUM-TERM NOTES, SERIES G         VARIOUS        500,000,000           300,000,000
TWELFTH           -1994-1                              VARIOUS        216,470,000           216,470,000
THIRTEENTH        -ADJUSTABLE RATEREPLACEMENT SERIES    2002           13,234,000                     0
FOURTEENTH        -9 3/8% REPLACEMENT SERIES            1997           50,000,000                     0
FIFTEENTH         -BOND CREDIT SERIES                  VARIOUS        498,589,753                     0
SIXTEENTH         -MEDIUM-TERM NOTES, SERIES H         VARIOUS        500,000,000           500,000,000


and

     WHEREAS, Section 2.03 of the Mortgage provides that the form or forms, terms and conditions of and other matters not inconsistent with the provisions of the Mortgage, in connection with each series of bonds (other than the First Series) issued thereunder, shall be established in or pursuant to one or more Resolutions and/or shall be established in one or more indentures supplemental to the Mortgage, prior to the initial issuance of bonds of such series; and

      WHEREAS, Section 22.04 of the Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations, restrictions or provisions for the benefit of any one or more series of bonds issued thereunder and provide that a breach thereof shall be equivalent to a Default under the Mortgage, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, or may (in lieu of establishment in or pursuant to Resolution in accordance with Section 2.03 of the Mortgage) establish the forms, terms and provisions of any series of bonds other than said First Series, by an instrument in writing executed by the Company; and

     WHEREAS, the Company now desires to create a new series of bonds and (pursuant to the provisions of Section 22.04 of the Mortgage) to add to its covenants and agreements contained in the Mortgage certain other covenants and agreements to be observed by it; and

     WHEREAS, the execution and delivery by the Company of this Thirteenth Supplemental Indenture, and the terms of the bonds of the Seventeenth Series herein referred to, have been duly authorized by the Board of Directors in or pursuant to appropriate Resolutions;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That PACIFICORP, an Oregon corporation, in consideration of the premises and of good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt and sufficiency whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect and the performance of all provisions of the Mortgage (including any instruments supplemental thereto and any modification made as in the Mortgage provided) and of such bonds, and to confirm the Lien of the Mortgage on certain after-acquired property, hereby mortgages, pledges and grants a security interest in (subject, however, to Excepted Encumbrances as defined in Section 1.06 of the Mortgage), unto The Chase Manhattan Bank, as Trustee, and to its successor or successors in said trust, and to said Trustee and its successors and assigns forever, all properties of the Company real, personal and mixed, owned by the Company as of the date of the Mortgage and acquired by the Company after the date of the Mortgage, subject to the provisions of Section 18.03 of the Mortgage, of any kind or nature (except any herein or in the Mortgage expressly excepted), now owned or, subject to the provisions of Section 18.03 of the Mortgage, hereafter acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) and wheresoever situated (except such of such properties as are excluded by name or nature from the Lien hereof), including the properties described in Article IV hereof, and further including (without limitation) all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same; all power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, waterways, dams, dam sites, aqueducts, and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity and other forms of energy (whether now known or hereafter developed) by steam, water, sunlight, chemical processes and/or (without limitation) all other sources of power (whether now known or hereafter developed); all power houses, gas plants, street lighting systems, standards and other equipment incidental thereto; all telephone, radio, television and other communications, image and data transmission systems, air-conditioning systems and equipment incidental thereto, water wheels, water works, water systems, steam and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, turbines, electric, gas and other machines, prime movers, regulators, meters, transformers, generators (including, but not limited to, engine-driven generators and turbogenerator units), motors, electrical, gas and mechanical appliances, conduits, cables, water, steam, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, towers, overhead conductors and devices, underground conduits, underground conductors and devices, wires, cables, tools, implements, apparatus, storage battery equipment and all other fixtures and personalty; all municipal and other franchises, consents or permits; all lines for the transmission and distribution of electric current and other forms of energy, gas, steam, water or communications, images and data for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith and (except as herein or in the Mortgage expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described;

     TOGETHER WITH all and singular the tenements, hereditaments, prescriptions, servitudes and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 13.01 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

     IT IS HEREBY AGREED by the Company that, subject to the provisions of
Section 18.03 of the Mortgage, all the property, rights and franchises acquired by the Company (by purchase, consolidation, merger, donation, construction, erection or in any other way) after the date hereof, except any herein or in the Mortgage expressly excepted, shall be and are as fully mortgaged and pledged hereby and as fully embraced within the Lien of the Mortgage as if such property, rights and franchises were now owned by the Company and were specifically described herein or in the Mortgage and mortgaged hereby or thereby.

     PROVIDED THAT the following are not and are not intended to be now or hereafter mortgaged or pledged hereunder, nor is a security interest therein hereby granted or intended to be granted, and the same are hereby expressly excepted from the Lien and operation of the Mortgage, namely: (1) cash, shares of stock, bonds, notes and other obligations and other securities not hereafter specifically pledged, paid, deposited, delivered or held under the Mortgage or covenanted so to be; (2) merchandise, equipment, apparatus, materials or supplies held for the purpose of sale or other disposition in the usual course of business or for the purpose of repairing or replacing (in whole or part) any rolling stock, buses, motor coaches, automobiles or other vehicles or aircraft or boats, ships or other vessels, and any fuel, oil and similar materials and supplies consumable in the operation of any of the properties of the Company; rolling stock, buses, motor coaches, automobiles and other vehicles and all aircraft; boats, ships and other vessels; all crops (both growing and harvested), timber (both growing and harvested), minerals (both in place and severed), and mineral rights and royalties; (3) bills, notes and other instruments and accounts receivable, judgments, demands, general intangibles and choses in action, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) the last day of the term of any lease or leasehold which may be or become subject to the Lien of the Mortgage; (5) electric energy, gas, water, steam, ice and other materials, forms of energy or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; (6) any natural gas wells or natural gas leases or natural gas transportation lines or other works or property used primarily and principally in the production of natural gas or its transportation, primarily for the purpose of sale to natural gas customers or to a natural gas distribution or pipeline company, up to the point of connection with any distribution system;
(7) the Company's franchise to be a corporation; (8) any interest (as lessee, owner or otherwise) in the Wyodak Facility, including, without limitation, any equipment, parts, improvements, substitutions, replacements or other property relating thereto; and (9) any property heretofore released pursuant to any provision of the Mortgage and not heretofore disposed of by the Company; provided, however, that the property and rights expressly excepted from the Lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver for the Trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in
Article XV of the Mortgage by reason of the occurrence of a Default;

     AND PROVIDED FURTHER, that as to any property of the Company that, pursuant to the after-acquired property provisions thereof, hereafter becomes subject to the lien of a mortgage, deed of trust or similar indenture that may in accordance with the Mortgage hereafter become designated as a Class "A" Mortgage, the Lien hereof shall at all times be junior and subordinate to the lien of such Class "A" Mortgage;

     TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged and pledged, or in which a security interest has been granted by the Company as aforesaid, or intended so to be (subject, however, to Excepted Encumbrances as defined in Section 1.06 of the Mortgage), unto The Chase Manhattan Bank, as Trustee, and its successors and assigns forever;

     IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, this Thirteenth Supplemental Indenture being supplemental to the Mortgage;

     AND IT IS HEREBY COVENANTED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property hereinbefore described and conveyed, and to the estates, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successor or successors in the trust, in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee by the Mortgage as a part of the property therein stated to be conveyed.

     The Company further covenants and agrees to and with the Trustee and its successor or successors in such trust under the Mortgage, as follows:

                                   ARTICLE I

                           SEVENTEENTH SERIES OF BONDS

     SECTION 1.01. There shall be a series of bonds designated "5.65% Series due 2006" (herein sometimes referred to as the Seventeenth Series), each of which shall also bear the descriptive title "First Mortgage Bond," and the form thereof, which shall be established by or pursuant to a Resolution, shall contain suitable provisions with respect to the matters hereinafter in this Section specified.

     (I) Bonds of the Seventeenth Series shall mature on November 1, 2006 and shall be issued as fully registered bonds in the denomination of One Thousand Dollars and, at the option of the Company, of any multiple or multiples of One Thousand Dollars (the exercise of such option to be evidenced by the execution and delivery thereof).

     The Company reserves the right to establish, at any time, by or pursuant to a Resolution filed with the Trustee, a form of coupon bond, and or appurtenant coupons, for the Seventeenth Series and to provide for exchangeability of such coupon bonds with the bonds of the Seventeenth Series issued hereunder in fully registered form and to make all appropriate provisions for such purpose.

     (II) Bonds of the Seventeenth Series shall bear interest at the rate of five and sixty-five hundredths per centum (5.65%) per annum payable semi-annually on May 1 and November 1 of each year. Bonds of the Seventeenth Series shall be dated and shall accrue interest as provided in Section 2.06 of the Mortgage.

     Interest payable on any bond of the Seventeenth Series and punctually paid or duly provided for on any interest payment date for such bond will be paid to the person in whose name the bond is registered at the close of business on the Record Date (as hereinafter specified) for such bond next preceding such interest payment date; provided, however, that interest payable at maturity or upon earlier redemption will be payable to the person to whom principal shall be payable. The "Record Date" with respect to bonds of the Seventeenth Series shall be the April 15 next preceding a May 1 interest payment date and the October 15 next preceding a November 1 interest payment date.

     Any interest on any bond of the Seventeenth Series which is payable but is not punctually paid or duly provided for, on any interest payment date for such bond (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered owner on the relevant Record Date for the payment of such interest solely by virtue of such owner having been such owner; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in subsection (i) or (ii) below:

          (i) The Company may elect to make payment of any Defaulted Interest on the bonds of the Seventeenth Series to the persons in whose names such bonds are registered at the close of business on a Special Record Date (as hereinafter defined) for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Company shall, at least 30 days prior to the proposed date of payment, notify the Trustee in writing (signed by an Authorized Financial Officer of the Company) of the amount of Defaulted Interest proposed to be paid on each bond of the Seventeenth Series and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this subsection provided and not to be deemed part of the Mortgaged and Pledged Property. Thereupon, the Trustee shall fix a record date (herein referred to as a "Special Record Date") for the payment of such Defaulted Interest which date shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each registered owner of a bond of the Seventeenth Series at his, her or its address as it appears in the bond register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the bonds of the Seventeenth Series are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following subsection (ii).

          (ii) The Company may make payment of any Defaulted Interest on the bonds of the Seventeenth Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such bonds may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this subsection, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each bond of the Seventeenth Series delivered under the Mortgage upon transfer of or in exchange for or in lieu of any other bond shall carry all rights to interest accrued and unpaid, and to accrue, which were carried by such other bond and each such bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer exchange or substitution.

     (III) The principal of and interest on each bond of the Seventeenth Series shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts or in such other currency or currency unit as shall be determined by or in accordance with the Resolution filed with the Trustee.

     (IV) Bonds of the Seventeenth Series shall not be redeemable prior to maturity.

     (V) Each bond of the Seventeenth Series may have such other terms as are not inconsistent with Section 2.03 of the Mortgage, and as may be determined by or in accordance with a Resolution filed with the Trustee.

     (VI) At the option of the registered owner, any bonds of the Seventeenth Series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, shall be exchangeable for a like aggregate principal amount of bonds of the same series and same terms of other authorized denominations.

     (VII) Bonds of the Seventeenth Series shall be transferable, subject to any restrictions thereon set forth in any such bond of the Seventeenth Series, upon the surrender therefor for cancellation, together with a written instrument of transfer in form approved by the registrar duly executed by the registered owner or by his duly authorized attorney, at the office or agency of the Company in the Borough of Manhattan, The City of New York. Upon any transfer or exchange of bonds of the Seventeenth Series, the Company may make a charge therefor sufficient to reimburse it for any tax or taxes or other government charge, as provided in Section 2.08 of the Mortgage, but the Company hereby waives any right to make a charge in addition thereto for any exchange or transfer of bonds of the Seventeenth Series.

     (VIII) After the execution and delivery of this Thirteenth Supplemental Indenture and upon compliance with the applicable provisions of the Mortgage and this Thirteenth Supplemental Indenture, it is contemplated that there shall be issued bonds of the Seventeenth Series in an aggregate principal amount of Two Hundred Million Dollars (U.S. $200,000,000).

                                      ARTICLE II


                  THE COMPANY RESERVES THE RIGHT TO AMEND PROVISIONS
                 REGARDING PROPERTIES EXCEPTED FROM LIEN OF MORTGAGE

     SECTION 2.01. The Company reserves the right, without any consent or other action by holders of bonds of the Eighth Series, or any other series of bonds subsequently created under the Mortgage (including the bonds of the Seventeenth Series), to make such amendments to the Mortgage, as heretofore amended and supplemented, as shall be necessary in order to amend the first proviso to the granting clause of the Mortgage, which proviso sets forth the properties excepted from the Lien of the Mortgage, to add a new exception (10) which shall read as follows:

          "(10) allowances allocated to steam-electric generating plants owned by the Company or in which the Company has interests, pursuant to Title IV of the Clean Air Act Amendments of 1990, Pub. L. 101-549, Nov. 15, 1990, 104 Stat. 2399, 42 USC 7651, et seq., as now in effect or as hereafter supplemented or amended."

                                     ARTICLE III

                               MISCELLANEOUS PROVISIONS

     SECTION 3.01. The right, if any, of the Company to assert the defense of usury against a holder or holders of bonds of the Seventeenth Series or any subsequent series shall be determined only under the laws of the State of New York.

     SECTION 3.02. The terms defined in the Mortgage shall, for all purposes of this Thirteenth Supplemental Indenture, have the meanings specified in the Mortgage.

     SECTION 3.03. The Trustee hereby accepts the trusts hereby declared, provided, created or supplemented, and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as hereby supplemented, set forth, including the following:

     The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirteenth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. Each and every term and condition contained in
Article XIX of the Mortgage shall apply to and form part of this Thirteenth Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Thirteenth Supplemental Indenture.

     SECTION 3.04. Whenever in this Thirteenth Supplemental Indenture either of the Company or the Trustee is named or referred to, this shall, subject to the provisions of Articles XVIII and XIX of the Mortgage, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Thirteenth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

     SECTION 3.05. Nothing in this Thirteenth Supplemental Indenture, expressed or implied, is intended, or shall be construed to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons outstanding under the Mortgage, any right, remedy or claim under or by reason of this Thirteenth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Thirteenth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons outstanding under the Mortgage.

     SECTION 3.06. This Thirteenth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                      ARTICLE IV

                           SPECIFIC DESCRIPTION OF PROPERTY

     The properties of the Company, owned as of the date hereof, and used (or held for future development and use) in connection with the Company's electric utility systems, or for other purposes, as follows:


                          A--HYDROELECTRIC GENERATING PLANTS


HYDRO PROJECT--PARCEL NUMBER BE-165

     Lands in BEAR LAKE County, State of IDAHO

     A tract of land situated in the W 1/2 NW 1/4 of Section 18, Township 15 South, Range 44 East, Boise Meridian, described as follows: Beginning on the West line of the said Northwest Quarter of said Section 18, at a point being South (basis of bearing) 952 feet along the said West line from the Northwest Corner of the said Northwest Quarter and running thence South 1076.5 feet along the said West line to the Southwesterly prolongation of an existing fence line; thence North 37DEG.02' East 331.1 feet to a Corner of the said existing fence line; thence North 48DEG.07' East 285 feet to a Corner of the said existing fence line; thence North 51DEG.19' East 1003.7 feet to a point on the Northeasterly prolongation of the said existing fence line; thence South 89DEG.40' West 1156 feet to the point of beginning.

ASHTON RESERVOIR--PARCEL NUMBER FT-032

     Lands in FREMONT County, State of IDAHO

     Beginning at the south one quarter corner of Section 23, T.9N, R.42E., B.M., thence North 660 feet, thence East 330 feet, thence North 660 feet, more or less, to the South right of way line of a county road, thence West 1650 feet, more or less, thence South 1320 feet more or less, to the South line of said Section 23, thence East 1320 feet, more or less, along said South line to the point of beginning and being in the SE 1/4 of the SW 1/4 of the SE 1/4, of said Section 23; containing 45 acres, more or less.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-364

     Lands in CACHE County, State of UTAH

     Part of Lot 82, Richland Acres, as shown by the official plat thereof and further described as follows: Beginning at the Southeast corner of Lot 82 Richland Acres, said point being North 1329.57 feet of the Southeast corner of the SW 1/4 of Section 35, Township 12 North, Range 1 West of the Salt Lake

     Base and Meridian, and running thence North 89DEG.57' West 1349.7 feet to an irrigation ditch, thence along said ditch to wit: N.52DEG.30'E.
     992.64 feet; thence N.8DEG.30'E. 85.8 feet; thence N.31DEG.15'W. 693 feet; thence N.14DEG.15'W. 675.84 feet; thence East 17.16 feet; thence N.10DEG.E.
     919.38 feet to the South bank of the Logan River; thence along said river Easterly to point N.0DEG.17'W. 2770.68 feet of beginning; thence S.0DEG.17'E. 2770.68 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-365

     Lands in CACHE County, State of UTAH

     Beginning at a point 749.7 feet East of the center of Section 35, T. 12 N.,
     R. 1 W., S.L.M., and running thence N.6DEG.25'E. 276.7 feet; thence N.41DEG.06'W. 328.5 feet; thence N.30DEG.12'E. 254.6 feet; thence N.38DEG.24'E. 232.1 feet; thence S.70DEG.38'E. 596.1 feet; thence S.88DEG.11'E. 295.8 feet; thence N.53DEG.54'E. 146.7 feet; thence N.5DEG.29'E. 393.3 feet; thence S.60DEG.21'E. 627.9 feet; thence S.26DEG.39'W. 257.5 feet; thence S.15 56"E. 190.1 feet; thence S.43DEG.17'E. 236.3 feet; thence S.0DEG.49'E. 273.8 feet to a point due East of beginning; thence West 1750 feet to the place of beginning.

CUTLER HYDRO PLANT--PARCEL NUMBER CA-366

     Lands in CACHE County, State of UTAH

     A tract of land situate in the Northeast one-quarter of the Southeast one-quarter of Section 35, Township 12 North, Range 1 West , Salt Lake Meridian, begin described as follows: Beginning at the Northeast Corner of said Southeast one-quarter of Section 35 and running thence South 1DEG.32' East (basis of bearing) 683.60 feet along the East line of said Southeast one-quarter; thence Northwesterly 752.06 feet to a point on the North line of said Southeast Quarter; thence Easterly 305.65 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-367

     Lands in CACHE County, State of UTAH

     A tract of land situate in the Northwest one-quarter of the Southeast one-quarter of Section 35, Township 12 North, Range 1 West, Salt Lake Meridian, being described as follows: Beginning on the west line of the said Southeast one-quarter of Section 35 at a point South 1DEG.33' East (basis of bearing) 716.2 feet from the Northwest Corner of said Southeast one-quarter of Section 35 and running thence South 64DEG.23' East 145.0 feet; thence North 48DEG.32' East 504.7 feet; thence North 77DEG.39' East
     178.5 feet; thence North 06DEG.25' East 421.11 feet to a point on the North line of the said Southeast one-quarter, said point being 749.85 feet from the said Northwest Corner; thence North 89DEG.04' East 100.89 feet along the said North line; thence South 00DEG.56' East 601.24 feet; thence South 28DEG.22' West 724.89 feet; thence South 89DEG.04' West 449.81 feet along a line that is parallel with the said North line of the Southeast one-quarter; thence South 01DEG.33' East 137.00 feet along a line that is parallel with the said West line of the Southeast one-quarter; thence South 89DEG.04' West 33.00 feet to the said West line of the Southeast one-quarter of Section 35; thence North 01DEG.33' West 654.30 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBERS CA-368, CA-369

     Lands in CACHE County, State of UTAH

     A tract of land situate in the Northwest one-quarter of the Southeast one-quarter of Section 15, Township 12 North, Range 1 West, Salt Lake Meridian, described as follows: Beginning at the Southeast Corner of the said Northwest one-quarter of the Southeast one-quarter of Section 15 and running thence North 00DEG.35'54" West 120.29 feet along the East line of the said Northwest one-quarter of the Southeast one-quarter; thence South 89DEG.56'06" West 223.86 feet; thence South 00DEG.35'54" East 75.99 feet; thence North 89DEG.56'06" East 92.00 feet; thence S.00DEG.35'54"E. 46.00 feet; thence N.89DEG. 11'44"E. 131.85 feet to the point of beginning; also

     A tract of land situate in the Northeast one-quarter of the Southwest one-quarter of Section 15, Township 12 North, Range 1 West, Salt Lake Meridian described as follows: Beginning on the East line of the said Southwest one-quarter of Section 15, at a point being North 00DEG.40'00" West (basis of bearing) 2073.06 feet from the Southeast Corner of the said Southwest one-quarter of Section 15 and running thence along the said East line of the Southwest one-quarter North 00DEG.40'00" West 467.90 feet; thence South 06DEG.04'46" West 15.00 feet; thence South 40DEG.20'46" West
     362.30 feet; thence South 42DEG.22'10" East 228.05 feet; thence South 84DEG.34'53" East 88.30 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-370

     Lands in CACHE County, State of UTAH

     A tract of land situate in the north one-half of the southwest one-quarter of Section 2, Township 12 North, Range 1 West, Salt Lake Meridian being described as follows: Beginning at the Northwest corner of the tract of land described herein, said corner being East 678.5 feet along the quarter section line, South 52DEG.23' East 16.5 feet, South 41DEG.50' East 228.9 feet, South 37DEG.00' East 654.4 feet, South 22DEG.25' East 271.7 feet from the Northwest corner of said north one-half of the southwest one-quarter of said Section 2 and running thence South 22DEG.25' East 240.7 feet; thence South 01DEG.10' East 145.7 feet; thence East 3.6 feet to the westerly right-of-way line of the County Road (3800 West), as presently constructed and used; thence northerly along said westerly right-of-way line 369 feet; thence West 92.1 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-371

     Lands in CACHE County, State of UTAH

     Part of the North half of the Northwest Quarter of Section 30, Township 13 North, Range 1 West, Salt Lake Base and Meridian, described as follows:
     Beginning at a point 43 rods East of the Northwest Corner of said Section 30 and running thence East 325 feet, more or less, to the West line of the Cutler Development Reservoir; thence following the said West line of said Reservoir, South 27DEG.63' East 435 feet; thence South 24DEG.13' East 126 feet; thence South 16DEG.01' East 251 feet, more or less, to the North side of the State Highway; thence Southwesterly along said highway to the intersection of the said highway and the East side of the O.S.L.R.R. right of way; thence Northwesterly parallel with the said right of way to the place of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-372

     Lands in CACHE County, State of UTAH

     A tract of land situate in the Southwest one-quarter of the Northeast one-quarter of Section 15, Township 12 North, Range 1 West, Salt Lake Meridian, described as follows: Beginning at a point on the Westerly boundary line of the tract of land conveyed herein, said point being Westerly 924.0 feet (14 chains) along the Section line, South 55DEG.East 1432.20 feet (21.7 chains), South 23DEG.East 280.5 feet (4.25 chains), South 11DEG.West 363.00 feet (5.5 chains), and South 45DEG.30' West 22.98 feet from the North one-quarter corner of said Section 15, said point being the true point of beginning, and running thence South 45DEG.30' West 208.02 feet; thence South 238.20 feet to a point on the Northern boundary line of the abandoned Benson Branch of the Oregon Short Line Railroad Company, as formerly constructed and operated; thence South 84DEG.50'15" East 98.66 feet along said
     Northern boundary line; thence North 07DEG.16'08" East 396.07 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-373

     Lands in CACHE County, State of UTAH

     A tract of land situate in the Northwest One-Quarter of the Southwest One-Quarter of Section 10, Township 12 North, Range 1 West, Salt Lake Meridian, being described as follows:

     Beginning on a Northerly boundary corner of the tract of land conveyed herein, said Corner being South 01DEG.23'42" East (Basis of Bearing) 650.0 feet along the West line of the said Southwest One-Quarter, and North 67DEG.18'14" East 139.01 feet from the Northwest Corner of the Southwest One-Quarter of said Section 10 and running thence North 54DEG.57'14" East
     288.06 feet; thence South 35DEG.02'46" East 75.00 feet; thence South 69DEG.32'51" West 297.67 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-374

     Lands in CACHE County, State of UTAH

     A tract of land situate in the Southwest One-Quarter of the Northeast One-Quarter of Section 4, Township 11 North, Range 1 West, Salt Lake Meridian, said tract being a part of Lot 6, Block 32, Plat "A" MENDON FARM SURVEY, described as follows: Beginning on the Quarter Section Line at a point Southerly 28.98 chains from the North One-Quarter of said Section 4 and running thence South 88DEG.30' East 137.98 feet; thence South 10DEG.53' East 376.3 feet; thence South 48DEG.09' West 281.31 feet to the said Quarter Section Line; thence Northerly 555.25 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-375

     Lands in CACHE County, State of UTAH

     Part of the South one-half of Section 16, Township 12 North, Range 1 West, Salt Lake Base and Meridian, described as follows: Beginning at a point North 0DEG.39' West 1234.9 feet from the Southeast Corner of said Section 16; thence running North 0DEG.39' West 1405.1 feet to the East Quarter Corner of said Section 16; thence South 89DEG.29' West 3101.64 feet; thence South 0DEG.39' East 1400 feet; thence South 89DEG.34' East 3101.64 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-376

     Lands in CACHE County, State of UTAH

     A tract of land situate in the Northwest one-quarter of the Southwest one-quarter of Section 14, Township 12 North, Range 1 West, Salt Lake Meridian being described as follows: Beginning at the West quarter-corner of said Section 14, Township 12 North, Range 1 West, Salt Lake Meridian and running thence Southerly along the Section line 981.26 feet to the Southern boundary line of the tract conveyed herein, said point being Northerly 1654.8 feet from the Southwest Corner of said Section 14; thence Easterly
     50.00 feet along said Southern boundary line; thence Northerly 983.92 feet to the Quarter-section line; thence Westerly 50.00 feet along said quarter-section line to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-377

     Lands in CACHE County, State of UTAH

     A tract of land situate in the NW 1/4 of Section 35, T. 12N., R. 1W., S.L.M., said tract being a portion of Lot 87, Richland Acres Subdivision, according to the official plat thereof as filed in the office of the Cache County Recorder on December 7, 1916, being described as follows: All of said Lot 87, Richland Acres Subdivision EXCEPT the following (which was donated to the State of Utah, Division of Wildlife Resources): Beginning at the SW corner of said Lot 87, Richland Acres Subdivision, said point being N.89DEG.38'39"E. 770.22 feet (11.67 chains) along the quarter section line from the West one-quarter corner of said Section 35 and running thence northerly 566.37 feet along the west boundary line of said Lot 87; thence N.89DEG.38'39"E. 838.63 feet to the center of an existing irrigation ditch; thence S.14DEG.55'32"E. 838.63 feet along said center of the irrigation ditch to the Southeast corner of said Lot 87; thence S.89DEG.38'39"E.
     985.09 feet to the point of beginning; said tract containing 36.14 acres.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-378

     Lands in CACHE County, State of UTAH

     Beginning at a point N.0DEG.41'E. 324 feet from the southwest corner of
     Section 3, T. 12N., R. 1W., S.L.M., thence running S.32DEG.34'E. 373 feet, thence S.32DEG.24'E. 284.8 feet; thence S.1DEG.11'W. 771.3 feet; thence S.21DEG.44'W. 500.3 feet; thence S.47DEG.54'E. 715.6 feet; thence S.28DEG.05'E. 358.0 feet; thence S.4DEG.15'E. 399.0 feet; thence East
     100.28 feet; thence N.4DEG.15'W. 427.53 feet; thence N.28DEG.05'W. 396.56 feet; thence N.47DEG.54'W. 663.52 feet; thence N.21DEG.44'E. 448.88 feet; thence N.1DEG.11'E. 819.6 feet; thence N.32DEG.24'W. 315.12 feet; thence N.32DEG.34'W. 303.71 feet; thence N.27DEG.39'E. 616.72 feet; thence S.36DEG.59'W. 678 feet to the place of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-379

     Lands in CACHE County, State of UTAH

     Part of the South Half of the Southeast Quarter of Section 16, Township 12 North, Range 1 West, Salt Lake Base and Meridian, described as follows:
     Beginning at the Southeast Corner of said Section 16, and running thence North 0DEG.39' West along said Section Line 1234.9 feet; thence North 89DEG.34' West 160 rods; thence South 1244.75 feet, more or less, to the South Quarter Corner of said Section 16; thence East 160 rods to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-380

     Lands in CACHE County, State of UTAH

     A tract of land situate in the West one half of the Southeast One-Quarter of Section 33, Township 12 North, Range 1 West, Salt Lake Meridian, said tract being a part of Lot 6, Block 37, Plat "A" MENDON FARM SURVEY, described as follows: Beginning at a point 6.78 chains East, North 1DEG.30' East 1.8 chains and North 88DEG.30' West 32 feet from the South One-Quarter Corner of the said Section 33, and running thence North 88DEG.30' West 417.09 feet to the West Line of the Southeast One-Quarter of said Section 33; said point being Northerly 2.02 chains from the said South One-Quarter Corner of Section 33; thence Northerly 1387.25 feet along said West line to the South Line of Lot 3, Block 40, said Plat "A"; thence South 88DEG.30' East 316.3 feet along said South Line; thence South 1DEG.30' West
     66.0 feet; thence South 61DEG.25' West 200.0 feet; thence South 40DEG.09' West 93.8 feet; thence South 13DEG.17' West 186.1 feet; thence South 19DEG.59' East 608.5 feet; thence South 25DEG.14' East 446.0 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBERS CA-381; CA-401

     Lands in CACHE County, State of UTAH

     A tract of land situate in the West one-half of the Northeast one-quarter of Section 4, Township 11 North, Range 1 West, Salt Lake Base and Meridian, said tract also being a part of Lot 6, Block 32, Plat "A", MENDON FARM SURVEY, described as follows: Beginning on the Quarter-section line at a point 18.98 chains South from the North Quarter-section corner of said
     Section 4 and running thence East 419.2 feet; thence South 31DEG.38' West
     541.7 feet; thence South 2DEG.25' West 142.8 feet; thence South 10DEG.53' East 50.0 feet; thence North 88DEG.30' West 138.0 feet to the said quarter section line; thence North 10 chains to the point of beginning; also

     A tract of land situate in the Northwest one-quarter of the Northeast one-quarter of Section 4, said tract being that portion between Lot 6, Block 32 and Lot 3, Block 37, Plat "A", MENDON FARM SURVEY, described as follows: Beginning on the quarter-section line at a point 1180.74 feet South from the North quarter-section corner of said Section 4 and running thence South 88 DEG.30' East 419.3 feet; thence South 66.0 feet; thence West 419.2 feet to the said quarter-section line, said point being 18.98 chains South of the said North quarter-section corner; thence North 71.94 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-382

     Lands in CACHE County, State of UTAH

     A tract of land situate in the Northwest one-quarter of the Southwest one-quarter of Section 36, T. 12N., R. 1W., S.L.M., said tract being a portion of Lot 29, of the State Land Survey for said Section 36, according to the official plat thereof as filed in the office of the Cache County Recorder on May 3, 1898 as Entry No. 17896 and being described as follows:
     Beginning at a point Easterly 33.0 feet along the North line of said Southwest one-quarter and South 1DEG.32' East 130.0 feet from the West one-quarter corner of said Section 36 and running thence South 64DEG.21' East 38.0 feet; thence North 88DEG.26' East 437.1 feet; thence South 34DEG.58' West 653.2 feet; thence South 0DEG.14' East 251.27 feet; thence North 26DEG.04'31" West 184.57 feet; thence North 1DEG.32' West (basis of bearing) 625.49 feet along a line that is parallel with and 33.0 feet perpendicularly distant Easterly from the West line of said Southwest one-quarter to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBERS CA-383, CA-384, CA-385, CA-386 AND CA-387

     Lands in CACHE County, State of UTAH

     A parcel of land situate in the N 1/2 of Section 15 and the NE 1/4 of
     Section 16, T. 12N., R. 1W., S.L.M., more particularly described as follows: Commencing at the point of intersection of the north-south center line of said Section 16 with the center line of the abandoned main track of the Benson Branch of the Oregon Short Line Railroad Company, as formerly constructed and operated, said point being 1245.0 feet north of the center of said Section 16; thence along said center line of the abandoned main track, S.85DEG.03'E. a distance of 1115.5 feet to a point that is the northeast corner of that third described parcel of land conveyed by the Union Pacific Railroad Company to Herschel Bullen by Quitclaim Deed dated November 27, 1944, U.P.R.R. Co., L.S.D.A. 1359, said point being the true point of beginning; thence continuing along said center line of the abandoned main track, S.85DEG.03'E. a distance of 210.5 feet to a point on the east line of the SW 1/4NE 1/4 of said Section 16; thence along said east line of the SW 1/4NE 1/4 of Section 16, N.0DEG.22'30"W. a distance of
     50.22 feet to a point that is 50.0 feet distant northerly, measured at right angles, from said center line of the abandoned main track; thence along a line parallel with and 50.0 feet distant northerly, measured at right angles, from said center line of the abandoned main track, S.85DEG.03'E. a distance of 536.66 feet; thence at right angles to the last described line N.4DEG.57'E. a distance of 25.0 feet to a point that is 75.0 feet distant northerly measured at right angles, from said center line of the abandoned main track; thence along a line parallel with and 75.0 feet distant northerly, measured at right angles, from said center line of the abandoned main track, S.85DEG.03'E. a distance of 2707.61 feet, more or less, to a point on the west bank of the Logan River; thence along said west bank of the Logan River S.28DEG.27'W. a distance of 27.26 feet, more or less, to a point that is 50.0 feet distant northerly, measured at right angles, from said center line of the abandoned main track; thence along a line parallel with and 50.0 feet distant northerly, measured at right angles, from said center line of the abandoned main track, S.85DEG.03'E. a distance of 1709.06 feet, more or less, to the beginning of a tangent curve concave southerly, having a radius of 3869.83 feet; thence southeasterly along said curve and parallel with and 50.0 feet distant northerly, measured radially from said center line of the abandoned main track, through an angle of 8DEG.51'21" an arc distance of 598.13 feet to the northwest corner of that parcel of land conveyed by the Union Pacific Railroad Company to Gene B. and Vera R. Ricks by Quitclaim Deed dated January 5, 1957, U.P.R.R. Co., L.S.D.A., 2589; thence along the west line of said deeded parcel conveyed by Quitclaim Deed dated January 5, 1957, South, a distance of 103.09 feet to a point that is 50.0 feet distant southerly, measured radially, from said center line of the abandoned main track, said point being the beginning of a non-tangent curve concave southerly, the center of which bears S.14DEG.10'47"W. a distance of 3769.83 feet; thence northwesterly along said curve and parallel with and 50.0 feet distant southerly, measured radially, from said center line of the abandoned main track, through an angle of 9DEG.13'47", an arc distance of
     607.28 feet; thence tangent to the end of the last described curve and parallel with and 50.0 feet distant southerly, measured at right angles, from said center line of the abandoned main track N.85DEG.03'W. a distance of 1655.8 feet, more or less, to a point on the center line of said Logan River; thence along said centerline of the Logan River, S.56DEG.57'W. a distance of 81.21 feet, more or less, to a point that is 100.0 feet distant southerly, measured at right angels, from said centerline of the abandoned main track; thence along a line parallel with and 100.0 feet distant southerly, measured at right angles, from said center line of abandoned main track, N.85DEG.03'W. a distance of 786.0 feet; thence at right angles to said center line of the abandoned main track, N.4 57"E. a distance of 25.0 feet to a point that is 75.0 feet distant southerly, measured at right angles, from said center line of abandoned main track; thence along a line parallel with and 75.0 feet distant southerly, measured at right angles, from said center of the abandoned main track, N.85DEG.03'W. a distance of 1900.0 feet; thence at right angles to said center line of the abandoned main track, N.4DEG.57'E. a distance of 25.0 feet to a point that is 50.0 feet distant southerly, measured at right angles, from said center line of the abandoned main track; thence along a line parallel with and 50.0 feet distant southerly, measured at right angles, from said center line of the abandoned main track; N.85DEG.03'W. a distance of 737.77 feet to the southeast corner of said third described parcel of land conveyed by said Quitclaim Deed dated November 17, 1944; thence along the east line of said third described parcel of land, N.0DEG.27'W. a distance of 50.22 feet to the true point of beginning; also

     A parcel of land situate in the S 1/2 of Section 14, T. 12N., R. 1W., S.L.M., State of Utah, more particularly described as follows: Beginning at a point that is 1049.2 feet west and 687.89 feet north of the southwest corner of the SE 1/4SE 1/4 of said Section 14, said point also being 50.0 feet distant southwesterly, measured at right angles, from the center line of the abandoned main track of the Benson Branch of the Oregon Short Line Railroad Company, as formerly constructed and operated; thence along a line parallel with and 50.0 feet distant southwesterly, measured at right angles, from said center line of the abandoned main track, N.54DEG.48'W. a distance of 675.22 feet to the south line of that parcel of land conveyed by James Baugh, et. al., to the Oregon Short Line Railroad Company by Decree dated July 22, 1912, O.S.L.R.R. Co., L.P.D.A. 4380; thence along said south line of said parcel S.89DEG.48'E. a distance of 174.34 feet to a point that is 50.0 feet distant northeasterly, measured at right angles, from said center line of the abandoned main track; thence along a line parallel with and 50.0 feet distant northeasterly, measured at right angles, from said center line of the abandoned main track, S.54DEG.48'E. a distance of 461.78 feet, to the most northerly corner of that strip of land conveyed by Union Pacific Railroad Company to Joel P. and Hazel P. Ricks by Quitclaim Deed dated March 10, 1970, U.P.L.S.D.A. L-713; thence along the west line of said strip, S.0DEG.02'E. a distance of 122.42 feet to the point of beginning; also

     A parcel of land situate in the SE 1/4NE 1/4 of Section 15, T. 12N., R. 1W., S.L.M., more particularly described as follows: Beginning at the southwest corner of that parcel of land conveyed by Margaret Ricks to the Oregon Short Line Railroad Company by Warranty Deed dated July 3, 1912, O.S.L.R.R. Co., L.P.D.A. 4379, said corner being 292.7 feet North and 393.9 feet West of the east quarter corner of said Section 15; thence along the west line of said deeded parcel, North, a distance of 120.5 feet to a point that is 50.0 feet distant northeasterly, measured radially, from the center line of the abandoned main track of the Benson Branch of said Railroad Company as formerly constructed and operated, said point also being the beginning of a non-tangent curve concave southwesterly, the center of which bears S.24DEG.01'40"W. a distance of 3869.83 feet; thence southeasterly along said curve and parallel with and 50.0 feet distant northeasterly, measured radially, from said center line of the abandoned main track, through an angle of 3DEG.59'49", an arc distance of 269.96 feet, more or less, to the south line of said deeded parcel; thence along said south line of the deeded parcel, S.89DEG.30'40"W. a distance of 242.54 feet (237.7 feet per deed), more or less, to the point of beginning; also

     A parcel of land situate in the SE 1/4 NE 1/4 of Section 15 and in the SW 1/4 NW 1/4 of Section 14, T. 12N., R. 1W., S.L.M., more particularly described as follows: Beginning at the west quarter corner of said Section 14, thence along the east-west center line of said Section 14, East, a distance of 262.17 feet; thence North a distance of 215.89 feet; more or less, to the south line of the east and west County Road; thence along said south line of the east and west County Road, S.89DEG.30'40"W. a distance of
     620.06 feet, more or less, to a point that is 100.0 feet distant southwesterly, measured radially, from the center line of the abandoned main track of the Benson Branch of the Oregon Short Line Railroad Company, as formerly constructed and operated, said point also being the beginning of a non-tangent curve concave southwesterly, the center of which bears S.25DEG.47'29"W. a distance of 3719.83 feet; thence southeasterly along said curve and parallel with and 100.0 feet distant southwesterly, measured radially, from said center line of the abandoned main track, through an angle of 6DEG.18'07", an arc distance of 409.14 feet to the east line of said Section 15; thence along said east line of Section 15, South, a distance of 12.7 feet to the point of beginning; also

     A parcel of land situate in Block 20 1/2, Plot "C", Logan Hayland Survey in the E 1/2 SE 1/4 of Section 24, T. 12N., R. 1W., S.L.M., more particularly described as follows: Commencing at the east quarter corner of said
     Section 24, thence along the east line of said Section 24, S.0DEG.10'W. a distance of 1996.5 feet to a point of the center line of the abandoned main track of the Benson Branch of the Oregon Short Line Railroad Company, as formerly constructed and operated; thence along said center line of the abandoned main track, N.54DEG.48'W. a distance of 1,622.0 feet, more or less, to a point on the west line of that parcel of land conveyed by Rebecca and Isaac P. Stewart to the Oregon Short Line Railroad Company by Quitclaim Deed dated August 2, 1912, O.S.L.R.R. Co., L.P.D.A. 4386, said point also being the true point of beginning; thence along said west line of said deeded parcel N.0DEG.04'E. a distance of 91.71 feet to a point that is 75.0 feet distant northeasterly, measured at right angles, from said center line of the abandoned main track; thence along a line parallel with and 75.0 feet distant northeasterly, measured at right angles, from said center line of the abandoned main track, S.54DEG.48'E. a distance of 299.19 feet, more or less, to the north line of Lot 3 in Block 20 1/2 of Plot "C" of the Logan Hayland Survey; thence along said north line of Lot 3, N.87DEG.45'W. a distance of 244.86 feet, more or less, to a point on the west line of said deeded parcel; thence along said west line of said deeded parcel, N.0DEG.04'E. a distance of 71.14 feet to the true point of beginning

CUTLER HYDRO PROJECT

     Lands in CACHE County, State of UTAH

     A tract of land situate in the S 1/2 of the SE 1/4 of Section 23, T. 12N.,
     R. 1W., S.L.M., being described as follows: Beginning on the Western right of way line of a county road (3200 West Street) at a point 1 rod North and Westerly 33 feet along the section line from the Southeast section Corner of said Section 23, and running thence West 795 feet; thence South 1 rod; thence West 1508.73 feet by survey (West 1466 feet by record) along the section line to the Western boundary line of the tract of land conveyed herein at a point 349.5 feet, East of the South one-quarter Corner of the said Section 23; thence N.23DEG.40'W. 27.32 feet along the said Western boundary line; thence Easterly 2311.61 feet along a line that is parallel to and 25 feet perpendicularly distant Northerly from the South section line of said Section 23 to the said Western right of way line; thence Southerly 25.00 feet to the point of beginning.

CUTLER HYDRO PROJECT

     Lands in CACHE County, State of UTAH

     A tract of land situate in the N 1/2 of the SW 1/4 of Section 2, Township 11 North, Range 1 West, Salt Lake Meridian, said tract being a portion of Lot 68, Richland Acres Subdivision, according to the official plat thereof as filed in the office of the Cache County Recorder on December 7, 1916, being described as follows: Beginning on the North line of said Lot 68, Richland Acres Subdivision, at a point S.80DEG.29'41"W. (S.81DEG.45'W. by record) 492.42 feet from the Northeast Corner of said Lot 68 and running thence S.14DEG.29'10"E. 143.30 feet; thence S.12DEG.34'45"W. 527.62 feet;
     thence N.84DEG.24'52"W. 45.34 feet; thence N.12DEG.34'45"E. 522.31 feet;
     thence N.14DEG.29'10"W. 136.39 feet to the said North line of Lot 68; thence N.80DEG.29'41"E. 45.17 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-390

     Lands in CACHE County, State of UTAH

     A tract of land situate in the NE 1/4 of the SE 1/4 of Section 15, T. 12N.,
     R. 1W., S.L.M., being described as follows: Beginning on the South line of the said NE 1/4 of the SE 1/4 of Section 15 at a point N.00DEG.25'W. 1319.53 feet and S.89DEG.57'51"W. 809.17 feet from the Southeast corner of said Section 15, said point also being described as the Southwest boundary corner of the tract of land conveyed herein, and running thence Northerly
     440.26 feet along the West boundary line of the tract of land conveyed herein; thence N.89DEG.10'E. 265.03 feet; thence S.00DEG.28'E. 66.00 feet; thence S.24DEG.21'W. 419.40 feet to the said South line of the NE 1/4 of the SE 1/4 of Section 15; thence S.89DEG.57'51"W. 95.47 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-391

     Lands in CACHE County, State of UTAH

     A tract of land situate in the E 1/2 of the SW 1/2 of Section 21, Township 12 North, Range 1 West, Salt Lake Meridian, being described as follows:
     Beginning at the Northeast Corner of the SW 1/4 of said Section 21, and running thence Westerly 249.50 feet along the North line of the said SW 1/4; thence Southerly 2629.75 feet along a line that is parallel to and
     249.50 feet perpendicularly distant Westerly from the East line of the said SW 1/4 to the Section line; thence Easterly 249.50 feet to the Southeast Corner of the said SW 1/4; thence Northerly 2629.60 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBERS CA-394, CA-395 AND CA-396

     Lands in CACHE County, State of UTAH

     A tract of land situate in the W 1/2 of the NE 1/4 of Section 16, T. 12N.,
     R. 1W., S.L.M., being described as follows: Beginning at the Northeast Corner of the said W 1/2 of the NE 1/4 of Section 16, and running thence Southerly 1097.25 feet along the East line of the said W 1/2 of the NE 1/4; thence West 123.75 feet; thence S.18DEG.36'E. 392.80 feet to a point on the Northern boundary line of the abandoned Benson Branch of the Oregon Short Line Railroad Company, as formerly constructed and operated, said point also being on the said East line of the W 1/2 of the NE 1/4; thence Southerly 50.18 feet along the said East line of the W 1/2 of the NE 1/4 to the center line of the abandoned track of said Benson Branch; thence N.85DEG.03'W. 204.92 feet along said center line; thence Southerly 50.19 feet along a line that is parallel with the West line of the said W 1/2 of the NE 1/4 to the Southern boundary line of the said abandoned Benson Branch; thence N.85DEG.03'W. 1115.50 feet along said Southern boundary line to the West line of the said W 1/2 of the NE 1/4; thence Northerly 50.19 feet along the said West line to the said center line of the abandoned Benson Branch; thence S.85DEG.03'E. 801.10 feet along said center line; thence Northerly 1472.90 feet along a line that is parallel with the West line of the said W 1/2 of the NE 1/4 to a point on the North line of the said W 1/2 of the NE 1/4, said point being 519.40 feet Westerly from the point of beginning; thence Easterly 519.40 feet to the point of beginning; also

     A tract of land situate in the NE 1/4 of the SW 1/4 of Section 9, Township 12 North, Range 1 West, Salt Lake Base and Meridian, being described as follows: Beginning at the Northeast corner of the said SW 1/4 of Section 9, and running thence Southerly 356.00 feet along the East line of the said SW 1/4; thence Northwesterly 568.38 feet to a point on the North line of the said SW 1/4; said point being Westerly 444.44 feet from the point of beginning; thence Easterly 444.44 feet to the point of beginning; also

     A tract of land situate in the S 1/2 of the NW 1/4 of Section 33, Township 13 North, Range 1 West, Salt Lake Base and Meridian, being described as follows: Beginning on the Section line at a point 686.1 feet Northerly from the West Quarter Corner of said Section 33, and running thence S.85DEG.45'E. 2263.54 feet; thence East 395.28 feet to a point on the East line of the said NW 1/4, said point being 464.4 feet Northerly from the Southeast Corner of the said NW 1/4, thence Southerly 153.70 feet along said East line; thence West-Northwesterly 2656.42 feet to a point on the West line of the said NW 1/4, said point being southerly 159.38 feet from the point of beginning; thence Northerly 159.38 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBERS CA-397, CA-398 AND CA-399

     Lands in CACHE County, State of UTAH

     A tract of land situate in the N 1/2 of the NE 1/4 of Section 33, described as follows: Beginning on the West line of the said N 1/2 of the NE 1/4 of
     Section 33, at a point S.00DEG.51'00"E. (Basis of Bearing) 1044.11 feet from the North Quarter Corner of said Section 33 and running thence N.79DEG.10'38"E. 495.05 feet; thence N.88DEG.35'22"E. 657.33 feet; thence
     S.72DEG.57'30"E. 631.43 feet; thence S.69DEG.58'55"E. 115.15 feet; thence
     S.59DEG.37'16"E. 271.23 feet to the South line of the said N 1/2 of the NE 1/4 at a point S.89DEG.09'04"W. 565.43 feet from the Southeast Corner of the said N 1/2 of the NE 1/4; thence S.89DEG.09'04"W. 2085.30 feet along the said South line to the Southwest Corner of the said N 1/2 of the NE 1/4; thence N.00DEG.51'W. 283.42 feet to the point of beginning; less any portions in the Bear River; also

     A tract of land situate in the W 1/2 of the NW 1/4 of Section 34, described as follows: Beginning on the West line of the said W 1/2 of the NW 1/4 of
     Section 34, T. 13N., R. 1W., S.L.M., at a point S.00DEG.48'00"E. (Basis of Bearing) 1495.30 feet from the Northwest Corner of said Section 34 and running thence N.28DEG.38'00"E. 50.00 feet; thence N.48DEG.03'00"E. 257.70 feet; thence N.73DEG.21'00"E. 97.60 feet; thence

     S.86DEG.12'00"E. 200.4 feet to the North bank of the Cutler Reservoir; thence Westerly 593 feet, more or less, along said North bank of the Cuter Reservoir to the said West line of the W 1/2 of the NW 1/4 of Section 34; thence S.00DEG.48'00" E. 61 feet to the point of beginning; less any portion in the Cutler Reservoir Development; also

     A tract of land situate in the NW 1/4 of Section 34, T. 13N., R. 1W., S.L.M., described as follows: Beginning at a boundary corner of the Grantor's land, said corner being S.00DEG.48'00"E. (Basis of Bearing) 1495.30 feet along the Section line, N.28DEG.38'00"E. 50.00 feet, N.48DEG.03'00"E. 257.70 feet, N.73DEG.21'00"E. 97.60 feet, S.86DEG.12'00"E.
     516.60 feet, and S.56DEG.26'00"E. 308.30 feet from the Northwest Corner of said Section 34, this point being the true point of beginning, and running thence N.53DEG.10'00"E. 750.70 feet; thence N.52DEG.50'00"E. 664.50 feet;
     thence N.14DEG.26'00"E. 467.00 feet; thence S.69DEG.54'43"E. 304.59 feet to a point on the East line of the said NW 1/4 of Section 34, said point being S.00DEG.49'27"E. 299.90 feet from the N 1/4 Corner of said Section 34; thence N.00DEG.49'27"W. 299.90 feet to the said N 1/4 Corner; thence S.89DEG.03'28"W. 33.00 feet along the North line of the said NW 1/4 of
     Section 34; thence S.00DEG.49'27"E. 260.46 feet; thence N.69DEG.54'43"W.
     282.28 feet; thence S.14DEG.26'0"W. 487.14 feet; thence S.57DEG.23'46"W.
     1458.88 feet to the Southerly boundary line of the Grantor's land; thence S.56DEG.26'00"E. 139.50 feet to the true point of beginning; less any portion in the Cutler Reservoir Development.

CUTLER HYDRO PROJECT--PARCEL NUMBER 400

     Lands in CACHE County, State of UTAH

     A tract of land situate in the SW 1/4 of the SW 1/4 of Section 2, Township 11 North, Range 1 West, Salt Lake Meridian, said tract being a portion of Lot 68, Richland Acres Subdivision, according to the official plat thereof as filed in the office of the Cache County Recorder on December 7, 1916, being described as follows: Beginning on a boundary corner of the tract of land conveyed herein, said corner being S.80DEG.29'41"W. (S.81DEG.45'W. by record) 492.42 feet; S.14DEG.29'10"E. 143.30 feet; and S.12DEG.34'45"W.
     527.62 feet from the Northeast Corner of said Lot 68 and running thence S.30DEG.42'42"W. 38.78 feet; thence S.48DEG.01'45"W. 100.00 feet; thence
     S.72DEG.48'19"W. 30.30 feet; thence N.82DEG.11'41"W. 33 feet, more or less, to the East bank of Spring Creek; thence Northerly 45 feet along said bank; thence S.82DEG.11'41"E. 20.42 feet, along a line that is parallel with and
     45.00 feet perpendicularly distant Northerly from the course described to the East bank of Spring Creek; thence N.72DEG.48'19"E. 10.44 feet; thence N.48DEG.01'45"E. 96.54 feet to the North line of the tract of land conveyed herein; thence S.84DEG.24'52"E. 45.34 feet along said North line to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-423

     Lands in CACHE County, State of UTAH

     Parcel 1: A tract of land situate in the Northwest One-Quarter of the Northeast One-Quarter of Section 30, Township 13 North, Range 1 West, Salt Lake Meridian being described as follows: Beginning at a boundary corner that is 330.0 feet Easterly along the Section line and 429.0 feet Southerly along the Western boundary line from a Cache County Monument marking the North 1/4 Corner of said Section 30, Township 13 North, Range 1 West, Salt Lake Meridian and running thence Northerly 131.17 feet along said Western boundary line; thence Southeasterly 563.11 feet to a point on the Southern boundary line, said point being 476.96 feet Easterly from a boundary corner, and 182.79 feet Westerly from a point 63 rods Easterly and 30 rods Southerly from the said North 1/4 Corner; thence Westerly 476.96 feet to a boundary corner; thence Northerly 66.20 feet to a boundary corner; thence Westerly 49.49 feet to the point of beginning.

     Parcel 2: A tract of land situate in the Southeast One-Quarter of the Northeast One-Quarter of Section 30, Township 13 North, Range 1 West, Salt Lake Meridian being described as follows:

     Beginning at a boundary corner that is South 89DEG.53'59" West (Basis of Bearing) 931.08 feet and South 00DEG.21'54" East 1868.19 feet from a Cache County Monument marking the Northeast Corner of said Section 30 (said corner also being described as being 14.111 chains West and 28.235 chains South from said Northeast Corner of Section 30 as per Warranty Deed recorded in Book 62 of Deeds, Pages 88-89, Cache County Recorder) and running thence North 00DEG.21'54" West 117.63 feet (North 117.6 feet, by record) thence South 84DEG.49'19" West 108.48 feet (South 85DEG.16' West 109 feet, by record); thence North 00DEG.21'58" West 282.29 feet; thence South 37DEG.25'04" East 346.31 feet; thence North 65DEG.29'33" East 193.17 feet; thence South 35DEG.36'38" East 238.82 feet; thence South 89DEG.51'25" West 414.67 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-424

     Lands in CACHE County, State of UTAH

     A tract of land situate in the Northwest One-Quarter of the Northeast One-Quarter of Section 30, Township 13 North, Range 1 West, Salt Lake Meridian being described as follows: Beginning at a boundary corner that is South 89DEG.53'59" West (Basis of Bearing) 1600.07 Feet and South 00DEG.22'22" East 777.66 feet from a Cache County Monument marking the Northeast Corner of Section 30 (said corner also being described as being 63 rods West, 47 rods South and 34 rods West from said Northeast Corner of
     Section 30 as per Warranty Deed recorded in Book 736, Page 441, Cache County Recorder) and running thence North 89DEG.52'55" East 30.25 feet along the South boundary line; thence North 37DEG.25'04" West 50.21 feet to the West boundary line; thence South 00DEG.22'22" East 39.94 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-425

     Lands in CACHE County, State of UTAH

     Parcel 1: A tract of land situate in the Northeast one-quarter of the Southeast one-quarter of Section 27, Township 13 North, Range 1 West, Salt Lake Meridian being described as follows: Beginning at a point South 00DEG.42'49" East along the Section line (Basis of Bearing) 1168.4 feet and North 76DEG.15' West 517.94 feet (518.3 feet by record) from the East one-quarter Corner of said Section 27, and running thence South 76DEG.15' East 218.47 feet; thence South 52DEG.59'30" West 274.69 feet; thence
     North 01DEG.53' East 217.39 feet to the point of beginning.

     Parcel 2: A tract of land situate in the Southwest one-quarter of the Southeast one-quarter of Section 27, Township 13 North, Range 1 West, Salt Lake Meridian, beging described as follows: Beginning on the Northeasterly right-of-way line of a Cache County Road at a point North 89DEG.12'26" East along the Section line (Basis of Bearing) 261.7 feet and North 45DEG.29' East 66.64 feet fromt he South one-quarter Corner of said Section 27, and running thence North 45DEG.29' East 449.20 feet; thence North 57DEG.12' East 668.54 feet (669.0 feet, by record); thence South 52DEG.29'42" West 1112.12 feet to the point of beginning.

CUTLER HYDRO PROJECT--PARCEL NUMBER CA-426

     Lands in CACHE County, State of UTAH

     Beginning at the Southwest Corner of Section 28, Township 13 North, Range 1 West, Salt Lake Meridian, and running thence North 00DEG.21'09" East 205.10 feet along the West line of said Section 28; thence South 87DEG.24'26" East 1328.08 feet to a point on the East line of the Southwest One-quarter of the Southwest One-quarter of said Section 28; thence South 53DEG.59'54" East 211.29 feet to the South line of said Section 28; thence South 89DEG.12'15" West (basis of bearing) 1499.06 feet to the point of beginning.

A-25--COPCO NO. 1 HYDROELECTRIC GENERATING PLANT

     Lands in SISKIYOU County, State of CALIFORNIA

     A-25--ITEM 1: Lots 1, 2, 3, 4, and the Southwest quarter of Section 15, Township 48 North, Range 3 West, M.D.M.

     A-25--ITEM 2: The Southwest quarter of the Northwest quarter of Section 27, Township 48 North, Range 3 West, M.D.M.

A-26--NORTH CANAL HYDROELECTRIC PROJECT

     Lands in DESCHUTES County, State of OREGON

     A-26--ITEM 1: All that portion of the Northeast Quarter of the Northeast Quarter (NE 1/4 NE 1/4) of Section Twenty-nine (29), Township Seventeen
     (17) South, Range Twelve (12) East of the Willamette Meridian lying on the westerly and northerly side of the U. S. Highway 97 right-of-way (1931 location) and lying also westerly and northerly of the North Canal right-of-way and extending to the center of the channel of the Deschutes River; and all of that portion of the Southeast Quarter of the Northeast Quarter (SE 1/4 NE 1/4) of Section Twenty-nine (29), Township Seventeen
     (17) South, Range Twelve (12) East of the Willamette Meridian lying on the westerly and northerly side of the North Canal right-of-way as now constructed (right-of-way being fifty feet (50') on each side of the center line of said canal) to the channel of the Deschutes River lying northerly and down stream from the North Canal Dam. Excepting, however, from the above mentioned adjoining tracts the following, designated exceptions No. 1 and No. 2:

     Exception No. 1: That portion of land in the Northeast Quarter of the Northeast Quarter (NE 1/4 NE 1/4) of Section Twenty-nine (29), Township Seventeen (17) South, Range Twelve (12) East of the Willamette Meridian, deeded to Charles Boyd by deed dated August 12, 1905, and recorded November 13, 1905, In Volume 12, Page 460 of Crook County Deed Records and transcribed in Book 2, Page 579 of Deschutes County Deed Records.

     Exception No. 2: That portion of land In the East One-half (E 1/2) of Section Twenty-nine (29), Township Seventeen (17), South, Range Twelve (12) East of the Willamette Meridian, deeded to the Central Oregon Irrigation Company by deed dated November 15, 1913, and recorded December 1, 1913, in Book 32, Page 189 of the Crook County Deed Records and transcribed in Volume 14, Page 371 of Deschutes County Deed Records consisting of property for the construction of the North Canal Dam, Canal, and possible waste way or spillway.

                         B--STEAM ELECTRIC GENERATING PLANTS


HUNTER PLANT ASH PILE EXPANSION--PARCEL NUMBERS: EM-478, EM-482, EM-483, AND EM-484

     Lands in EMERY County, State of UTAH

     The South Half of the Southwest quarter of Section 15, and Lot 1, Lot 2 and the Southwest quarter of the Southwest quarter of Section 22, all in Township 19 South, Range 8 East, Salt Lake Meridian.

HUNTER PLANT--PARCEL NUMBER EM-495

     Lands in EMERY County, State of UTAH

     Beginning at the southeast corner of the Northeast Quarter of the Northeast Quarter, being also known as Lot 1, of Section 6, Township 18 South, Range 9 East, Salt Lake Meridian, and running thence North 80 rods; thence West 80 rods; thence Southeast 113 rods to beginning. Containing 20 acres. Being land acquired by two Warranty Deeds from Melvin Vilhelm Gilbert and Joan Blanche Gilbert, as individuals, and as Trustees of the Melvin Vilhelm Gilbert Trust and the Joan Blanche Gilbert Trust, dated January 29, 1998, and recorded on February 11, 1998 in the office of the recorder of Emery County in Book 238, Pages 353-4, Entry Number 347419, and Book 238, Pages 355-6, Entry Number 347420.

NORTH HORN MOUNTAIN COAL LANDS--PARCEL NUMBER EM-481

     Lands in EMERY County, State of UTAH

     Township 19 South, Range 7 East of the Salt Lake Base and Meridian: Section 6: Lots 1 and 2; S 1/2NE 1/4; SE 1/4NW 1/4; SE 1/4; E 1/2SW 1/4; Section
     7:  E 1/2NE 1/4.

GADSBY GAS LINE-UDOT PARCEL--PARCEL NUMBER SL-828

     Lands in SALT LAKE County, State of UTAH

     A tract of land situate in the NE 1/4 of Section 33, T. 1N., R. 1W., S.L.M., the boundaries of said tract of land are described as follows:
     Beginning at an inside corner of said tract, which point is 531 feet south and 2313.86 feet east from the North Quarter Corner of said Section 33; thence West 18.95 feet to a westerly boundary line of said tract; thence S.0DEG.51'01"W. 1038.36 feet; thence S.DEG.24'03" W. 908.25 feet; thence
     S.37DEG.08'21"E. 150.12 feet to the westerly Highway Right of Way and No-Access Line of I-215; thence N.1DEG.17'30"E. 77.22 feet along said Highway Right of Way and No-Access line; thence N.37 08'21"W. 73.31 feet; thence N.0DEG.24'03"E. 351.92 feet; thence N.89DEG.06'26"E. 51.08 feet to said westerly Highway Right of Way and No-Access line; thence N.1DEG.17'30"E. 543 feet along said Right of Way and No-Access line; thence N.1DEG.42'24"W. 1073.42 feet along said Right of Way and No-Access line; thence N.5DEG.41'41"W. 157 feet along said Right of Way and No-Access line; thence N.6DEG.10'34"W. 238.13 feet along said Right of Way and No-Access line to a westerly boundary line of said tract; thence South 431 feet along said westerly boundary line to the point of beginning.

CENTRALIA COAL LAND--PARCEL NUMBER LE-009

     Lands in LEWIS County, State of WASHINGTON

     Township 15 North, Range 1 West, W.M., Section 33, SW 1/4SW 1/4.

NAUGHTON CLEARWATER POND #3--PARCEL NUMBER LY-047

     Lands in LINCOLN County, State of WYOMING

     A tract of land described as follows:

     Section 33, Township 21 North, Range 116 West, 6th P.M. SW 1/4SW 1/4NE 1/4NE 1/4; NW 1/4SE 1/4NE 1/4; S 1/2NE 1/4SE 1/4NE 1/4; S 1/2SE 1/4NE 1/4,
     N 1/2NW 1/4NE 1/4SE 1/4; NW 1/4NE 1/4NE 1/4SE 1/4.

                       C--ELECTRIC SUBSTATIONS AND SWITCHYARDS


SANDCREEK SUBSTATION--PARCEL NUMBER BV-039

     Lands in BONNEVILLE County, State of IDAHO

     Part of the SE 1/4 of the SE 1/4 of Section 10, Township 2 North, Range 38 East, Boise Meridian, Bonneville County, State of Idaho, described as follows: Beginning on the East boundary line of the tract of land conveyed herein at a point 240 feet North and 48 feet West, more or less, from the Southeast Corner of said Section 10; thence North 250 feet along the East boundary line of said land; thence West 150 feet; thence South 250 feet; thence East 150 feet to the point of beginning.

NEW PANTHER SUBSTATION--PARCEL NUMBER CU-084

     Lands in CARBON County, State of UTAH

     Beginning at a point 640.58 feet North and 1356.32 feet East of the South West Corner of Section 31, Township 12 South, Range 10 East, Salt Lake Base and Meridian, said point is on the East Right of Way boundary of State Highway 191; thence S.49DEG.19'E. 154.29 feet, thence S.43DEG.47'45"W.
     235.52 feet, thence N.83DEG.32'49"W. 142.87 feet to the East Right of Way boundary of State Highway 191, thence Northeasterly along said Right of Way along a normal curve to the right 206.15 feet, with a radius of 904.93 feet, a chord distance of 205.70 feet and a chord bearing of N.34DEG.09'25"E., thence N.40DEG.41'E. along said Right of Way 111.17 feet, more or less, to the Point of Beginning.

NEW CLINTON SUBSTATION--PARCEL NUMBER DV-174

     Lands in DAVIS County, State of UTAH

     Beginning 20 rods North and 636.66 feet West of the Southeast Corner of the Northwest Quarter of Section 27, Township 5 North, Range 2 West, Salt Lake Meridian, said point also being North 62DEG.37'45" West 717.78 feet, more or less, from the Southeast corner of the Northwest Quarter of said Section 27, and running thence West 268.04 feet, more or less, along said South boundary line to the West boundary of said land, said West boundary line also being the East right of way line of Power Company's Ben Lomond Terminal 345 kV Corridor; thence North 0DEG.08' East 330 feet, more or less, along said West boundary, to the North boundary line of said land; thence East 268.04 feet, more or less, along said North boundary line; thence South 0DEG.08' West 330 feet, more or less, to the point of beginning.

CUDAHY SUBSTATION--PARCEL NUMBER DV-172

     Lands in DAVIS County, State of UTAH

     Beginning at the Southeast Corner of the South Davis Sewer Improvement District Property, said point being South 89DEG.45'51" East along Section line 763.24 feet and North 00DEG.14'09" East 61.70 feet from the Southwest Corner of Section 3, Township 1 North, Range 1 West, Salt Lake Base and Meridian; thence North 00DEG.33'36" East along the East line of said property 500.00 feet; thence South 89DEG.26'30" East 350.00 feet; thence South 00DEG.33'36" West 500.00 feet; thence North 89DEG.26'30" West 350.00 feet to the point of beginning.

NEW ENOCH SUBSTATION--PARCEL NUMBER IR-043

     Lands in IRON County, State of UTAH

     A parcel of land being in the NW 1/4 of the NE 1/4 of Section 18, Township 35 South, Range 10 West, Salt Lake Base and Meridian, described as follows:
     Beginning at a point that is S.52DEG.46'44"E. 671.7 feet from the North Quarter Corner of said Section 18, thence S.0DEG.01'06"W. 180.0 feet; thence S.89DEG.58'54"E. 180.0 feet; thence N.0DEG.01'06"E. 180.0 feet;
     thence N.89DEG.58'54"W. 180.0 feet to the point of beginning.

MORGAN SUBSTATION ADDITIONAL LANDS--PARCEL NUMBER MG-003

     Lands in MORGAN County, State of UTAH

     A tract of land in the NW1/4 of the NE1/4 of Section 35, T. 4N., R. 2E., S.L.M., in Morgan City, described as follows: Beginning at the southwest corner of the tract of land conveyed herein 478.59 feet south and 485.88 feet east from the north one quarter corner of said Section 35, running thence N.69DEG.15'W. 210 feet, more or less, along the southwesterly boundary line to the most westerly corner of said land, said southwesterly boundary line also being the northeasterly right of way line of a County road, thence N.20DEG.00'E. 239 feet, along the westerly boundary line of the tract of land conveyed herein to the northwest corner of said land, thence S.84DEG.00'E. 320.94 feet along the northerly boundary line; thence S.22DEG.30'W. 220.61 feet; thence N.69DEG.22'W. 90.70 feet, thence S.20DEG.38'W. 100 feet, to the point of beginning.

NEW JORDAN SUBSTATION ADDITIONAL LANDS--PARCELS NUMBERS SL-824, SL-825, SL 843, SL-844 AND SL-845

     Lands in SALT LAKE County, State of UTAH

     The North one (1) rod of Lot Twelve (12) Block One (1) and the North one
     (1) rod of Lots Twelve (12) and Thirteen (13) of Block Two (2) of the Jones Subdivision of Block Fifty-four (54) Plat "C", Salt Lake City Survey; also

     Beginning at the Northwest corner of Block Fifty-four (54) Plat "C", Salt Lake City Survey, and running thence South One (1) rod; thence West two-hundred eighty-five (285) feet, more or less, to the East bank of the Jordan River, thence North one (1) rod, along said East bank, thence East two-hundred eighty-five (285) feet, more or less, to the point of beginning, and being a portion of a vacated road known and designated as 1200 West Street and in the Northwest Quarter of the Northwest Quarter of
     Section 2, Township 1 South, Range 1 West, Salt Lake Base and Meridian;
     also

     Beginning at the Northwest corner of Lot Twelve (12) Block One (1) of the Jones Subdivision, Block Fifty-four (54), Plat "C", Salt Lake City Survey, said Northwest corner also being 131 feet South and 1591 feet East, more or less, from the Northwest corner of Section 2, Township 1 South, Range 1 West, Salt Lake Base and Meridian, and running thence South 16.5 feet, along the West lot line of said Lot 12, thence West 66 feet to the East line of Lot 13, Block 2, Jones Subdivision, Block 54, Plat "C", Salt Lake City Survey, thence North 16.5 feet, along said lot line, thence East 66 feet to the point of beginning, being within a vacated road known and designated as Glendale Street, in the Northeast Quarter of the Northwest Quarter of said Section 2; also

     Beginning at the Northwest corner of Lot Twelve (12), Block Two (2) of the Jones Subdivision, Block Fifty-four (54), Plat "C", Salt Lake City Survey, said Northwest corner also being 131 feet South and 1261 feet East, more or less, from the Northwest corner of Section 2, Township 1 South, Range 1 West, Salt Lake Base and Meridian, and running thence West 284.8 feet, more or less, to the East bank of the Jordan River, thence North 4 feet, more or less, along said East bank, thence South 89DEG.41'35" East 746.8 feet, more or less, to a point on the North boundary line of said Jones

     Subdivision, thence West 462 feet, more or less, along said North boundary line to the point of beginning, being within a vacated road known and designated as South Temple Street, and the North Half of the Northwest Quarter of said Section 2; also

     A tract of land situate in the NE 1/4 of the NW 1/4 of Section 2, Township 1 South, Range 1 West, Salt Lake Meridian, described as follows: Beginning on the Southeast corner of the tract of land conveyed herein at a point
     149.17 feet South and 126.44 feet West, more or less, from the North one quarter corner of said Section 2, said point also being the Northeast corner of Lot 8, Block 53, Plat "C", Salt Lake City Survey, running thence North 33.92 feet along the East boundary line of said land, said East boundary line also being the West right of way line of 1000 West Street, thence South 70DEG.16'59" West 108.95 feet to the Grantor's South boundary line, thence North 88DEG.24'50" East 102.60 feet along said South boundary line to the point of beginning.

WESTRIDGE SUBSTATION--PARCEL NUMBER SL-839

     Lands in SALT LAKE County, State of UTAH

     A parcel of land in the SW 1/4 of Section 11, Township 2 South, Range 2 West, Salt Lake Base and Meridian, more particularly described as follows:
     Beginning at a point which lies N.0DEG.04'15"E. along the West line of said
     Section 11, 1361.80 feet and S.89DEG.36'06"E. 33.00 feet from the found Southwest corner of said Section 11, said point lies along the East Right of Way line of 6400 West Street; and running thence S.89DEG.36'06"E. 415.38 feet to a point which intersects a curve to the left, said curve having a central angle of 14DEG.54'40" and a radius of 3759.80 along a radial bearing of S.72DEG.19'53"W.; thence along the arc, 978.48 feet to a point which intersects the East Right of Way line of said 6400 West Street; thence S.0DEG.04'15"W. along said Right of Way line, 880.53 feet to the point of beginning.

SORENSON TECHNOLOGY PARK SUBSTATION--PARCEL NUMBER SL-841

     Lands in SALT LAKE County, State of UTAH

     All of Lot 32, Sorenson Technology Park, Plat 2, according to the official plat thereof, recorded in the office of the County Recorder of Salt Lake County, Utah.

MAPLETON SUBSTATION ADDITION--PARCEL NUMBER UT-249

     Lands in UTAH County, State of UTAH

     All of Lot 4, Lou Dean Subdivision, Mapleton City, according to the official plat thereof on file in the office of the Recorder, Utah County, Utah.

CHERRYWOOD SUBSTATION--PARCEL NUMBER UT-250

     Lands in UTAH County, State of UTAH

     A tract of land situate in the NW 1/4 of the NE 1/4 of Section 10, Township 6 South, Range 2 East, Salt Lake Meridian, being described as follows:
     Beginning on the north boundary line of the tract of land conveyed herein at a point 254.2 feet south and 723.9 feet east, more or less, from the north one quarter corner of said Section 10, and running thence N.89DEG.52'57"E. 620.69 feet, along the north boundary line to the northeast corner of said tract, thence S.0DEG.37'03"E. 326.47 feet along the east boundary line of said land, thence N.89DEG.53'46"W. 523.73 feet, to the west boundary line of the tract of land conveyed herein, thence N.17DEG.13'03"W. 339.44 feet, along said west boundary line to the point of beginning.

CHERRYWOOD SUBSTATION ACCESS--PARCEL NUMBER UT-251

     Lands in UTAH County, State of UTAH

     A tract of land situate in the NW 1/4 of the NE 1/4 of Section 10, T. 6S.,
     R. 2E., S.L.M. described as follows: Beginning at the Northeast corner of the tract of land conveyed herein at a point 1.50 rods South of the Northeast corner of the Northwest quarter of the Northeast quarter of said
     Section 10, and running thence West 167.66 feet, thence S.0DEG.34'E. 222.76 feet, thence East 165.46 feet, thence North 13.50 rods to the point of beginning.

CHERRYWOOD SUBSTATION ADDITIONAL LAND--PARCEL NUMBER UT-252

     Lands in UTAH County, State of UTAH

     A tract of land situate in the NW 1/4 of the NE 1/4 of Section 10, T. 6S.,
     R. 2E., S.L.M., in Utah County, Utah, described as follows: Beginning on the easterly boundary line of the tract of land conveyed herein at a point
     508.41 feet south and 817.15 feet east, more or less, from the north one quarter corner of said Section 10, and running thence S.17DEG.13'03"E.
     73.42 feet, along the easterly boundary line to the southeast corner of said land, thence N.89DEG.53'46"W. 14.52 feet along the south boundary line of said land, thence N.17DEG.13'05"W. 73.41 feet, thence S.89DEG.55'12"E.
     14.52 feet, more or less, to the point of beginning.

BEN LOMOND SUB STRIP--PARCEL NUMBER WE-300


     Lands in WEBER County, State of UTAH

     A tract of land situate in the South one-half of the Southeast one-quarter of Section 15, Township 7 North, Range 2 West, Salt Lake Base and Meridian, more particularly described as follows: Beginning at the Southeast corner of said Section 15, and running thence West 1500 feet, thence North 33 feet, thence East 1500 feet, thence South 33 feet, to the point of beginning.

GATEWAY SUBSTATION--PARCEL NUMBER WN-068

     Lands in WASHINGTON County, State of UTAH

     A tract of land situate in Lot 5 of Section 4, Township 42 South, Range 14 West, Salt Lake Meridian, described as follows: Beginning at a point North 0DEG.23'31" West, 1300.32 feet along the one quarter section line from the South one quarter corner of said Section 4, and running thence North 0DEG.23'31" West, 200.0 feet along the one quarter Section line, said one quarter section line also being the West boundary line of subject property, thence North 89DEG.36'29" East, 200.0 feet, thence South 0DEG.23'31" East
     200.0 feet, thence South 89DEG.36'29" West 200.0 feet to said West boundary line to the point of beginning.

C-429--MERRILL SUBSTATION

     Lands in KLAMATH County, State of OREGON

     C-429--ITEM: A tract of land situated in the N/2 SE/4 of Section 2, Township 41 South, Range 10 E.W.M., Klamath County, Oregon, consisting of that portion of Lots 9,14, 15 and 16 of Merrill Tracts, according to the official plat thereof on file in the office of the County Clerk of Klamath County, Oregon, said portion lying South of the Burlington Railroad right-of-way and being more particularly described as follows:

     Beginning at the Southwest Corner of said Lot 16, from which the Northeast Corner of Lot 4 of Block 1 of Hodges Addition to the Town of Merrill, Oregon, a subdivision recorded in Klamath County, bears S19DEG.49'09"W,
     43.33 feet; thence N00DEG.26'10"W on the West Lines of said Lot 16 and Lot 9, 437.41 feet to a point on the South Line of said Burlington Railroad right-of-way; thence southeasterly on said South right-of-way line on the arc of a 2889.79 foot radius curve to the left, 812.49 feet (delta=16DEG.06'33") to a point on the South Line of said Lot 14; thence S89DEG.46"46"on the South Line of said Lots 14, 15 and 16, 679.87 feet to the point of beginning.

C-430--DOG CREEK SUBSTATION

     Lands in SHASTA County, State of CALIFORNIA

     C-430--ITEM: That portion of the SE 1/4 of the NW 1/4 of Section 34, T 36 N, R 5 W, 14DM, described as follows:

     Commencing at an iron pipe with U.S.G.L.O. brass cap marking the Section Corner common to Sections 27, 28, 33 and 34, T 36 N, R 5 W, MDM, as shown on the map entitled "Record Of Survey By And For The State Of California Division Of Highways" recorded June 27, 1969 in Book 33 of Land Surveys at page 136, Shasta County Records, from which an iron pipe with U.S.G.L.O. brass cap marking the quarter-section corner common to said Sections 33 and 34, as shown on said map, bears S 01DEG.02' 16" W, 2563.14 feet; thence, S 53DEG.02' 59" E, 2615.77 feet to the southwesterly corner of the parcel of land conveyed to Pacific Power & Light Company, a corporation, by deeds recorded January 31, 1963 in Volume 732 at pages 419 and 422, Official Records of Shasta County, being the True Point Of Beginning of this description; thence, along the westerly line of said parcel N 00DEG.23'00" E, 60.00 feet to the northwesterly corner of said parcel thence, S 82DEG.47'22" W, 75.66 feet; thence, S 00DEG.23'00" W, 50.00 feet; thence, S
     89DEG.37'00" E, 75.00 feet to the True Point Of Beginning.

C-432--WAITSBURG SUBSTATION

     Lands in WALLA WALLA County, State of WASHINGTON

     C-432--ITEM: Lots 2, 3, 4, 5, 6 and 7, Block 10 of Bruce's Fourth Addition to Waitsburg, according to the plat thereof recorded in Volume B of Plats, page 19, Records of Walla Walla County Washington; Also.

     The Easterly 30 feet of vacated 60 foot wide Lincoln Street in the City of Waitsburg, Washington, as per the plat thereof, bounded on the South by the North line of 60 foot wide Tenth Street in the City of Waitsburg. Walla Walla County, Washington, as per the recorded plat thereof, and bounded on the North by the South Line of 60 foot wide Eighth Street in the City of Waitsburg, Walla Walla County, Washington, as per the recorded plat thereof; Also

     All of that part of vacated 60 foot wide Ninth Street in the City of Waitsburg, Walla Walla County. Washington. as per the recorded plat thereof, which is adjacent to lots 5 and 6 in block 1 and lots 3 and 4 in Block 10 of Bruce's Fourth Addition to Waitsburg according to the plat thereof recorded in Volume B of Plats, page 19, Walla Walla County, Washington, also the southerly 30 feet of said vacated 60 foot wide Ninth Street which is adjacent to lot 2 in Block 10 of said Bruce's Fourth Addition, also all of the vacated 15 foot wide alley adjacent to lots 4 and 5 in Block 1 of said Bruce's Fourth Addition to Waitsburg and the southerly
     7.5 feet of said vacated 15 foot wide alley adjacent to lot 6 in said Block 1, also all of the vacated 15 foot wide alley adjacent to lots 2, 3, 4, 5, 6 and 7 in Block 10 of Bruces Fourth Addition to Waitsburg according to the said plat thereof, excepting therefrom all of the above described property lying easterly of the following described line;

     Commencing at the centerline intersection of Eighth Street and vacated Lincoln Street, thence S 00DEG.05' 42"W along the centerline of vacated Lincoln Street a distance of 30.00 feet to a: point on the southerly right of way line of said Eighth Street, thence S 89DEG.07' 45"E along said southerly right of way a distance of 51.80 feet to a point which is N 89DEG.07' 45"W a distance of 45.70 feet from the northeast corner of lot 4 Block 1 of Bruce's Fourth Addition to Waitsburg, according to the official plat thereof and the true point of beginning for the description of this line, thence S 16DEG.56' 46" E a distance of 598.65 feet to a point on the northerly right of way line of Tenth Street in the City of Waitsburg, Walla Walla County, Washington, said point being N 80DEG.07' 45"W a distance of
     5.25 feet from the southeast corner of lot 7, Block 10 of said Bruce's Fourth Addition to Waitsburg and the terminus of said line.

C-433--SULPHER CREEK SUBSTATION

     Lands in YAKIMA County, State of WASHINGTON

     C-433--ITEM: The South 350 feet of the West 380 feet, as measured along the West and South lines, of the NW 1/4 of Section 6, Township 9 North, Range 23 East W.M., except the West 30 feet thereof.


                            D-ELECTRIC TRANSMISSION LINES


HONEYVILLE-LAMPO 138 KV LINE--PARCEL NUMBER BX-063

     Lands in BOX ELDER County, State of UTAH

     A tract of land situate in the SW 1/4 of the NE 1/4 of Section 4, Township 10 North, Range 2 West, Salt Lake Meridian, described as follows: Beginning at a southeast corner of the tract of land conveyed herein at a point
     N.68 22'59"W. 1632.83 feet, from the east one quarter corner of said
     Section 4, and running thence North 538.9 feet, more or less, along an east boundary line of said land, thence West 178.61 feet, more or less, thence
     S.1 22'W. 538.10 feet, more or less, to a south boundary line of said land, thence East 195.65 feet, more or less, along said south boundary line to the point of beginning.

HONEYVILLE-LAMPO 138 KV LINE--PARCEL NUMBER BX-064

     Lands in BOX ELDER County, State of UTAH

     A tract of land situate in the SE 1/4 of the SE 1/4 of Section 4, Township 10 North, Range 2 West, Salt Lake Base and Meridian: Beginning at a northwest corner of the tract of land conveyed herein at a point N.50DEG.51'05"W. 1717.07 feet, from the east one quarter corner of Section 4, T. 10N., R. 2W., S.L.M., and running thence S.88DEG.27'E. 243.88 feet along a north boundary line of said land; thence S.17DEG.40'19"W. 63.48 feet and N.88DEG.20'W. 224.69 feet along a line which is parallel to and 40 feet perpendicularly distant southeasterly and southerly from a power line on said land to a west boundary line of said land; thence N.0DEG.04'05"E.
     60.55 feet along said west boundary line to the point of beginning.

BEN LOMOND-TERMINAL 345/230/138 KV LINE--PARCEL NUMBER DV-173

     Lands in DAVIS County, State of UTAH

     A tract of land in the North half of the Southeast Quarter of Section 14, Township 2 North, Range 1 West, Salt Lake Meridian, in Davis County, described as follows: Beginning on the Northeasterly boundary line of the tract of land conveyed herein at a point South 89DEG.47'11" West 853.38 feet along the Quarter Section Line and South 0DEG.12'49" East 280.50 feet, more or less, from the Northeast corner of the Southeast Quarter of said
     Section 14, and running thence North 59DEG.12'12" West 544.46 feet along said Northeasterly boundary line, to the West boundary line of said land, thence South 0DEG.12'49" East 52.49 feet along said West boundary line to the center line of an existing road; thence along said center line South 41DEG.40'44" East 71.51 feet; South 45DEG.58'49" East 105.04 feet; South 48DEG.02'32" East 92.39 feet; South 53DEG.28'38" East 63.70 feet; South 62DEG.01'16" East 59.73 feet; South 70DEG.43'21" East 53.07 feet; South 81DEG.49'05" East 103.06 feet and South 89DEG.35'53" East 100.09 feet to the East boundary line of said land, thence North 0DEG.37'21" West 61.09 feet along said East boundary line to the North boundary line of said land, thence South 89DEG.47'10" West 79.68 feet along said North boundary line to the point of beginning.

90TH SOUTH RELOCATION--PARCEL NUMBER SL-826

     Lands in SALT LAKE County, State of UTAH

     Beginning at a point which is West along the quarter Section line 182.00 feet from the East quarter corner of Section 5, Township 3 South, Range 1 West, Salt Lake Base and Meridian, and running thence West 85.00 feet; thence North 288.00 feet; thence East 85.00 feet; thence South 288.00 feet to the point of beginning.

ALTAVIEW-90TH SOUTH 138 KV LINE--PARCEL NUMBER SL-829

     Lands in SALT LAKE County, State of UTAH

     A tract of land situate in the SE 1/4 of the SW 1/4 of Section 12, T. 3S.,
     R. 1W., S.L.M., described as follows: Beginning at the southwest corner of the tract of land conveyed herein at a point N.89DEG.27'04"W. 830.34 feet along the section line from the south one quarter corner of said Section 12, thence N.13DEG.46'24"W. 967.99 feet, and North 163.8 feet, more or less, along the west boundary line of said land, thence S.13DEG.46'E. 1137 feet, more or less, along a line which is parallel to and 25 feet perpendicularly distant northeasterly from a power line on said land, to the south boundary line of said land, thence N.89DEG.27'04"W. 40.2 feet, more or less, along said south boundary line to the point of beginning.

ALTAVIEW-90TH SOUTH 138 KV LINE--PARCEL NUMBER SL-830

     Lands in SALT LAKE County, State of UTAH

     A tract of land situate in the NE 1/4 of the NW 1/4 of Section 13, T. 3S.,
     R. 1W., S.L.M., described as follows: Beginning at the northwest corner of the tract of land conveyed herein at a point N.89DEG.27'04"W. 830.30 feet, from the north one quarter corner of Section 13, T. 3S., R. 1W., S.L.M., thence S.13DEG.46'E. 454.1 feet, more or less, along the west boundary line to the southwest corner of said land, thence S.89DEG.27'04"E. 40.2 feet, more or less, along the south boundary line of said land, thence N.13DEG.46'27"W. 454.1 feet, more or less, along a line which is parallel to and 25 feet perpendicularly distant northeasterly from a power line on said land to the north boundary line of said land, thence N.89DEG.27'04"W.
     40.2 feet, more or less, along said north boundary line to the point of beginning.

ALTAVIEW-90TH SOUTH 138 KV LINE--PARCEL NUMBER SL-831

     Lands in SALT LAKE County, State of UTAH

     A tract of land situate in the E 1/2 of the NW 1/4 of Section 13, T. 3S.,
     R. 1W., S.L.M., described as follows: Beginning at the northwest corner of the tract of land conveyed herein at a point S.0DEG.54'50"W. 865.93 feet and N.89DEG.27'04"W. 603.75 feet, more or less, from the north one quarter corner of said Section 13, thence S.13DEG.46'24"E. 464 feet, more or less, along the west boundary line to the southwest corner of said land, thence N.89DEG.53'E. 40.1 feet, more or less, along the south boundary line of said land, thence N.13DEG.46'W. 463.6 feet, more or less, along a line which is parallel to and 25 feet perpendicularly distant northeasterly from a power line on said land to said north boundary line, thence N.89DEG.27'04"W. 40.7 feet, more or less, along said north boundary line to the point of beginning.

ALTAVIEW-90TH SOUTH 138 KV LINE--PARCEL NUMBER SL-832

     Lands in SALT LAKE County, State of UTAH

     A tract of land situate in the E 1/2 of the NW 1/4 of Section 13, T. 3S.,
     R. 1W., S.L.M, described as follows: Beginning at the northwest corner of the tract of land conveyed herein at a point 1310 feet south and 507 feet west, more or less, from the north one quarter corner of said Section 13, thence S.13DEG.46'E. 25.8 feet, more or less, along the west boundary line to the southwest corner of said land, thence N.89DEG.55'57'E. 40.4 feet, more or less, along the south boundary line, thence N.13DEG.46'W. 25.9 feet, more or less, along a line which is parallel to and 25 feet perpendicularly distant northeasterly from a power line on said land to the north boundary line of the land, thence N.89DEG.53'W. 40.1 feet, more or less, along said north boundary line to the point of beginning.

ALTAVIEW-90TH SOUTH 138 KV LINE--PARCEL NUMBER SL-833

     Lands in SALT LAKE County, State of UTAH

     A tract of land situate in the NE 1/4 of the NW 1/4 of Section 13, T. 3S.,
     R. 1W., S.L.M., described as follows: Beginning at the northwest corner of the tract of land conveyed herein at a point S.0DEG.54'50"W. 440 feet and N.89DEG.27'04"W. 715.16 feet, more or less, from the north one quarter corner of said Section 13, thence S.13DEG.46'24"E. 372.4 feet, more or less, along the west boundary line to the southwest corner of said land, thence S.89DEG.26'41'E. 40.2 feet, more or less, along the south boundary line of said land, thence N.13DEG.46'W. 372.4 feet, more or less, along a line which is parallel to and 25 feet perpendicularly distant northeasterly from a proposed power line on said land to the north boundary line of said land, thence N.89DEG.27'04"W. 40.2 feet, more or less, along said north boundary line to the point of beginning.

ALTAVIEW-90TH SOUTH 138 KV LINE--PARCEL NUMBER SL-834

     Lands in SALT LAKE County, State of UTAH

     A tract of land situate in the Northeast Quarter of the Northwest Quarter of Section 13, T. 3S., R. 1W., S.L.M., described as follows: Beginning at the Northwest corner of the tract of land conveyed herein at a point South 0DEG.54'50" West 800.93 feet and North 89DEG.27'04" West 620.75 feet, more or less, from the North quarter corner of said Section 13, thence South 13DEG.48'21" East 66.9 feet along the West boundary line to the Southwest corner of said land, thence South 89DEG.27'04" East 40.6 feet, more or less, along the South boundary line of said land; thence North 13DEG.46' West 67 feet, more or less, along a line which is parallel to and 25 feet perpendicularly distant Northeasterly from a power line on said land, to the North boundary line of said land; thence North 89DEG.27'04" West 40.7 feet, more or less, along said North boundary line to the point of beginning.

90TH SOUTH-TERMINAL 345 KV LINE--PARCEL NUMBER SL-837

     Lands SALT LAKE County, State of UTAH

     Beginning at a point being N.0DEG.02'04"W. 736.19 feet and S.66DEG.24'54"E.
     306.32 feet and N.73DEG.19'48"E. 1087.66 feet from the West quarter corner of Section 27, Township 1 South, Range 1 West, Salt Lake Base and Meridian, and running thence N.0DEG.01'50"W. 139.15 feet to a point; thence N.89DEG.56'21"E.

     428.46 feet; thence N.73DEG.19'48"E. 189.87 feet to a point; thence N.89DEG.56'29"E. 37.98 feet; thence S.73DEG.19'48"W. 686.67 feet to the point of beginning.

TOOELE-DUGWAY 46 KV LINE--PARCEL NUMBER TO-029

     Lands in TOOELE County, State of UTAH

     Beginning 1320 feet South and 660 feet East of the West Quarter Corner of
     Section 3, Township 6 South, Range 7 West, Salt Lake Base and Meridian; and running thence South 330 feet; thence East 126 feet to the west line of County Road; thence N.28DEG.12'13"E. 374.47 feet along the west line of said Road; thence West 304 feet to the point of beginning.

BEN LOMOND-TERMINAL 345/230/138 KV LINE--PARCEL NUMBER WE-302

     Lands in WEBER County, State of UTAH

     Part of the SW 1/4 of Section 10, Township 5 North, Range 2 West, Salt Lake Base and Meridian, beginning at a point 439.58 feet N.00DEG.24'02"E. and
     731.77 feet N.89DEG.35'58"W. from the South quarter corner (basis of bearing) N.00DEG.24'02"E. from south quarter corner to the center of said
     Section 10; thence N.89DEG.25'49"W. 143.33 feet; thence N.00DEG.48'01"E.
     220.00 feet; thence S.89DEG.36'01"E. 142.73 feet; thence S.00DEG.38'37"W.
     220.42 feet to the point of beginning.

     D-394 LINE: From Bonneville Power Administration's Alvey Substation in LANE County, State of OREGON to the Dixonville 500 kV Substation (C-406) in DOUGLAS County, State of OREGON, including the following tract of land used for right of way and described as follows:

     D-394 ITEM 2: The West 400 feet of the North half of the Northwest quarter of Section 29, Township 24 South, Range 4 West, Willamette Meridian, Douglas County, Oregon, excepting therefrom that part lying within County Road No. 22, TA# 4493.00 and 4493.01.

     D-395 LINE: From the Meridian 500 kV Substation (C-375) in JACKSON County, State of OREGON, to the Dixonville 500 kV Substation (C-406) in DOUGLAS, County, State of OREGON, including the following tracts of land used for right of way and described as follows:

     D-395 ITEM 1: Beginning at the southeast corner of Block 12 of AGATE SUBDIVISION EXTENSON No. 2 in Jackson County, Oregon, according to the official plat thereof, now of record; thence South 89DEG.56'50" West, along the south line of said Subdivision, 359.46 feet to a 5/8" iron pin; thence South 0DEG.13'10" West, 657.10 feet to a 5/8' iron pin thence South 88DEG.00'50" East 362.75 feet to a 5/8" iron pin on the southerly projection of the west line of Lake View Drive; thence North 0DEG.02'50" West 670.0 feet to the point of beginning. Excepting therefrom that portion conveyed to the State of Oregon (by and through its State Highway Commission) by Deed recorded as No. 68-10763 of the Official Records of Jackson County, Oregon.

     D-395 ITEM 2: TRACT A: All that portion of the following described tracts lying within Section 21 in Township 36 South, Range 1 West of the Willamette Meridian in Jackson County, Oregon:

     Beginning at a 1/2" iron pin at the southeast corner of Lot 6 in Block 2 of AGATE SUBDIVISION in Jackson County, Oregon, according to the official plat thereof, now of record thence South 89DEG.47'30" East, along the south line of said Subdivision 255.05 feet to the west line of AGATE SUBDIVISION EXTENSION No. 2, according to the official plat thereof, now of record; thence South 0DEG.13'00" West 152.58 feet to a 5/8" iron pin at the southwest corner of said Agate Subdivision Extension No. 2; thence North 89DEG.56'50" East, along the south line of said Agate Subdivision Extension No. 2; a distance of 250.05 feet to a 5/8" iron pin; thence South 0DEG.13'40" West 639.29 feet to a 5/8" iron pin; thence North 88DEG.00'50" West 504.58 feet to a 5/8" iron pin; thence North 0DEG.10'15" East 775.08 feet to the point of beginning.

     TRACT B:

     Beginning at the southeast corner of Lot 1 in Block 12 of AGATE SUBDIVISION EXTENSION No. 2, in Jackson County, Oregon, according to the official plat thereof, now of record; thence North 89DEG.56'50" East, along the south line of said Subdivision, 500.10 feet; thence South 0DEG.13'10" West 657.10 feet to a 5/8" iron pin; thence North 88DEG.00'50" West 500.42 feet to a 5/8" iron pin; thence North 0DEG.13'40" East 639.29 feet to the point of beginning.

     EXCEPTING FROM THE FOREGOING TRACTS that portion conveyed to the State of Oregon, (by and through its State Highway Commission) by deed recorded October 28, 1968, as No. 68-10634 of the Official Records of Jackson County, Oregon.

     D-395 ITEM 3: Beginning at the southeast corner of South Forty Subdivision in Jackson County, Oregon, according to the official plat thereof, now of record; thence North 89DEG.57'30" West 1260.0 feet to the west line of the Southeast Quarter of the Northwest Quarter of Section 4 in Township 36 South, Range 2 West, Willamette Meridian.thence south, along said west line, 450.0 feet to the southwest corner of said quarter-quarter; thence east, along the south line of said quarter-quarter 1260.0 feet to the west line of Wheeler Road; thence north, along said west line, 450.0 feet to the point of beginning.

     D-395 ITEM 4: The West Half of the West Half of the Northwest Quarter of the Northeast Quarter of Section 5 in Township 36 South, Range 2 West of the Willamette Meridian in Jackson County, Oregon.

     D-395 ITEM 5: Tract A: Tract 35, of Eleven-Eighty Orchard Tract in Jackson County, Oregon, according to the official plat thereof, now of record.

     D-395 ITEM 6: The Southwest Quarter, the West Half of the Southeast Quarter, and Lots 3 and 4 of Section 35 in Township 36 South, Range 1 West of the Willamette Meridian in Jackson County, Oregon.

     D-395 ITEM 7: PARCEL I: Beginning at a 3/4" galvanized iron pipe with a 2 1/2" bronze cap located at the quarter corner common to Sections 4 and 9, Township 36 South, Range 2 West of the Willamette Meridian in Jackson County, Oregon, thence along the north-south centerline of said Section 4, North 0DEG.21'45" West, 660.00 feet, thence South 89DEG.54'15" East, 330.00 feet, thence South 0DEG.21'45" East, 630.00 feet, thence South 89DEG.54'15" East, 974.46 feet to intersect the southwesterly boundary of tract described in Volume 57 page 80 of the Deed Records of said County, thence South 31DEG.02' East, 35.045 feet to the southwest corner of said tract, thence along the south boundary of said Section 4, North 89DEG.54'15" West 1322.34 feet to the point of beginning.

     PARCEL II: Beginning at a 3/4" galvanized iron pipe with a 2 1/2" bronze cap located at the quarter corner common to Sections 4 and 9, Township 36 South, Range 2 West of the Willamette Meridian in Jackson County, Oregon, thence along the north-south centerline of said Section 4, North 0DEG.21'45" West, 660.00 feet, thence South 89DEG.54'15" East, 330.00 feet to the true point of beginning; thence South 0DEG.21'45" East, 630.00 feet; thence South 89DEG.54'15" East, 330.00 feet; thence North 0DEG.21'45" West
     630.00 feet, to a point South 89DEG.54'15" East, from the true point of beginning; thence North 89DEG.54'15" West, 330.0 feet to the true point of beginning.

     PARCEL III: Beginning at a 3/4" galvanized iron pipe with a 2 1/2" bronze cap located at the quarter corner common to Sections 4 and 9, Township 36 South, Range 2 West of the Willamette Meridian in Jackson County, Oregon, thence along the north-south centerline of said Section 4, North 0DEG.21'45" West, 660.00 feet for the true point of beginning; thence South 89DEG.54'15" East 330.00 feet; thence North 0DEG.21'45" West to the north line of the Southwest Quarter of the Southeast Quarter; thence West 330.00 feet, to the centerline of Section 4, thence South 0DEG.21'45" East, along said centerline to the true point of beginning.

     PARCEL IV: Beginning at a 3/4" galvanized iron pipe with a 2 1/2" bronze cap located at the quarter corner common to Sections 4 and 9, Township 36 South, Range 2 West of the Willamette Meridian in Jackson County, Oregon, thence along the north-south centerline of said Section 4, North 0DEG.21'45" West, 660.00 feet, thence South 89DEG.54'15" East 330.00 feet to the true point of beginning; thence continue South 89DEG.54'15" East,
     330.00 feet; thence North 0DEG.21'45" West, to a point on the southwesterly line of Wheeler Road, as described in Volume 57 page 80, of the Deed Records; thence North 31DEG.02' West along said line to a point on the north line of the Southwest Quarter of the Southeast Quarter; thence West along said North line to a point North 0DEG.21'45" West from the true point of beginning; thence South 0DEG.21'45" East to the true point of beginning.

     PARCEL V: Beginning at a 3/4" galvanized iron pipe with a 2 1/2" bronze cap located at the quarter corner common to Sections 4 and 9, Township 36 South, Range 2 West of the Willamette Meridian in Jackson County, Oregon, thence South 89DEG.54'15" East 1322.34 feet to the southwest corner of the tract described in Volume 57 page 80 of the Deed Records of Jackson County, thence North 31DEG.02' West 35.045 feet to the true point of beginning; thence North 89DEG.54'15" West 644.46 feet to a point which is South 89DEG.54'15" East 660 feet from the north-south centerline of said Section 4; thence North 0DEG.21'45" West to a point on the southwesterly line of Wheeler Road as described in Volume 57 page 80, said Deed Records of said County; thence South 31DEG.02' East along said line to the true point of beginning.

     D-395 ITEM 8: Beginning on a point on the north line of Section 32 in Township 35 South of Range 2 West of the Willamette Meridian in Jackson County, Oregon, which bears south 89DEG.56' west 1,988.5 feet from the northeast corner of said Section 32; thence south 0DEG.20' east parallel to the east line of the west half of the northeast quarter of said section 1,320 feet; thence south 89DEG.56' west 660 feet more or less to the west line of said west half of the northeast quarter; thence north 0DEG.20' west along the west line of said west half of the northeast quarter a distance of 1,320 feet to the north line of said Section 32; thence north 89DEG.56' east along said line a distance of 660 feet more or less to the point of beginning.

     D-395 ITEM 9: Lot 14, Whistler's Park Estates, Douglas County, State of Oregon.

     D-395 ITEM 10: Lot Five, Block Three of Sams Valley Park Subdivision in Jackson County, Oregon.


                             F--OTHER PROPERTY AND RIGHTS


RILDA CANYON ACCESS ROAD/PARKING LOT--PARCEL NUMBERS EM-477 AND EM-485

     Lands in EMERY County, State of UTAH

     Beginning at a point which is South 1320.0 feet and East 907.32 feet from the center of Section 22, T. 16S., R. 7E., SLM; said point being on the South boundary line of the Northwest 1/4 of the Southeast 1/4 of said
     Section 22; thence West 25.09 feet; thence N.37DEG.07'40"E. 193.51 feet to the beginning of a circular curve to the right having a radius of 1020.0 feet and a delta angle of 19DEG.39'52"; thence Northeasterly along said curve an arc length of 350.08 feet (chord bears N.46DEG.57'36"E. 348.36 feet); thence N.56DEG.47'32"E. 390.63 feet to the beginning of a circular curve to the left having a radius of 105.0 feet and a delta angle of 36DEG.33'39"; thence Northeasterly along said curve an arc length of 67.00 feet (chord bears N.38DEG.30'43"E. 65.87 feet); thence
     N.20DEG.13'53"E. 0.90 feet to the beginning of a circular curve to the left having a radius of 70.0 feet and a delta angle of 38DEG.43'53"; thence Northerly along said curve an arc length of 109.63 feet (chord bears N.24DEG.38'03"W. 98.76 feet); thence S.69DEG.30'00"E. 180.00 feet to the beginning of a non-tangent circular curve to the left having a radius of
     70.0 feet and a delta angle of 90DEG.16'07"; thence Southerly along said curve an arc length of 110.28 feet (chord bears S.65DEG.21'57"W. 99.23 feet); thence S.20DEG.13'53"W. 0.05 feet to the beginning of a circular curve to the right having a radius of 145.0 feet and a delta angle of 36DEG.33'39"; thence Southwesterly along said curve an arc length of 92.53 feet (chord bears S.38DEG.30'43"W.
     90.96 feet); thence S.56DEG.47'32"W. 390.63 feet to the beginning of a circular curve to the left having a radius of 980.0 feet and a delta angle of 19DEG.39'52"; thence Southwesterly along said curve an arc length of
     336.35 feet (chord bears S.46DEG.57'36"W. 334.70 feet); thence S.37DEG.07'40"W. 163.23 feet to the South boundary line of the Northwest 1/4 of the Southeast 1/4 of said Section 22; thence West 25.09 feet to the point of beginning; also

     Beginning at a point which is South 935.66 feet and East 1314.91 feet from the center of Section 22, T. 16S., R. 7E., SLB&M; said point being at the beginning of a non-tangent circular curve to the right having a radius of
     20.0 feet and a delta angle of 88DEG.47'17"; thence Southeasterly along said curve an arc length of 30.99 feet (chord bears S.78DEG.48'51"E. 27.98 feet); thence S.34DEG.25'13"E. 18.40 feet to the beginning of a circular curve to the right having a radius of 20.0 feet and a delta angle of 84DEG.25'16"; thence Southerly along said curve an arc length of 29.47 feet (chord bears S.7DEG.47'25"W. 26.87 feet); thence S.56DEG.15'41"W. 137.56 feet to the beginning of a non-tangent circular curve to the left having a radius of 25.0 feet and a delta angle of 90DEG.00'00"; thence Southerly along said curve an arc length of 39.27 feet (chord bears
     S.5DEG.00'02"W. 35.36 feet); thence S.39DEG.59'53"E. 130.0 feet to the beginning of a non-tangent circular curve to the left having a radius of
     25.0 feet and delta angle of 90DEG.00'00"; thence Southeasterly along said curve an arc length of 39.27 feet (chord bears S.84DEG.59'53"E. 35.36 feet); thence N.56DEG.35'23"E. 305.01 feet to the beginning of a non-tangent circular curve to the left having a radius of 60.0 feet and delta angle of 90DEG.00'00"; thence Northeasterly along said curve an arc length of 94.24 feet (chord bears N.5DEG.00'02"E. 84.85 feet); thence N.46DEG.08'41"W. 130.75 feet to the beginning of a non-tangent circular curve to the left having a radius of 46.0 feet and delta angle of 90DEG.00'00"; thence Northwesterly along said curve an arc length of 72.26 feet (chord bears N.84DEG.59'53"W. 65.05 feet); thence
     S.27DEG.15'25"W. 93.12 feet to the beginning of a non-tangent circular curve to the right having a radius of 20.0 feet and a delta angle of 95DEG.34'44"; thence Northwesterly along said curve an arc length of 33.36 feet (chord bears N.82DEG.12'35"W. 29.63 feet); thence
     N.34DEG.25'13"W. 8.90 feet to the beginning of a circular curve to the right having a radius of 20.0 feet and a delta angle of 91DEG.12'43"; thence along said curve an arc length of 31.84 feet (chord bears N.11DEG.11'09"E. 28.58 feet); thence S.56DEG.47'31"W. 80.02 feet to the point of beginning.

PARK CITY LANDS--PARCELS NUMBERS SU-037 AND SU-038

     Lands in SUMMIT County, State of UTAH

     Beginning at a point North 705.59 feet and West 656.54 feet from the Southwest Corner of the Southeast Quarter of the Northeast Quarter of
     Section 16, Township 2 South, Range 4 East, Salt Lake Base & Meridian, said point is also located N.35DEG.59'W. 115.00 feet and N.54DEG.01'00"E. 127.41 feet from the survey monument located at the intersection of Park Avenue and 9th Street; and running thence N.52DEG.40'35"E. 38.49 feet; thence S.36DEG.12'28"E. 27.33 feet; thence N.56DEG.00'02"E. 59.38 feet; thence
     S.43DEG.33'48"E. 23.44 feet to a point on a 155.00 foot radius curve to the left, whose radius point bears S.75DEG.26'06"E.; thence along the arc of said curve 19.45 feet through a central angle of 7DEG.11'28" to a point on a 302.00 foot radius curve to the left whose radius point bears S.17DEG.27'17"E.; thence along the arc of said curve 37.59 feet through a central angle of 7DEG.07'56" to a point on a 42.00 foot radius curve to the left, whose radius point bears S.24DEG.35'13"E.; thence along the arc of said curve 74.50 feet through a central angle of 101DEG.38'09" to a point on a 302.00 foot radius curve to the left, whose radius point bears N.53DEG.46'38"E.; thence along the arc of said curve 27.95 feet through a central angle of 5DEG.18'09" to a point of a 15.00 foot radius curve to the right, whose radius point bears S.48DEG.28'30"W.; thence along the arc of said curve 7.79 feet through a central angle of 29DEG.44'47"; thence S.58DEG.45'01"W. 12.36 feet; thence N.26DEG.46'00"W. 14.00 feet; thence
     N.29DEG.53'00"W. 50.00 feet; thence N.32DEG.16'00"W. 67.72 feet to the point of beginning; also

     Beginning at a point North 598.89 feet and West 578.60 feet from the Southwest Corner of the Southeast Quarter of the Northeast Quarter of
     Section 16, T. 2S., R. 4E., S.L.M., said point is also located S.28DEG.50'00"E. 1.09 feet and N.61DEG.10'00"E. 128.93 feet from the survey monument located at the intersection of Park Avenue and 9th Street; said point is also on a 15.00 foot radius curve to the left, whose radius point bears S.78DEG.13'17"W.; and running thence along the arc of said curve 7.79 feet through a central angle of 29DEG.44'47" to a point of a 302.00 foot radius curve to the right, whose radius point bears N.48DEG.28'30"E; thence along the arc of said curve 27.95 feet through a central angle of 5DEG.18'09" to a point on a 42.00 foot radius curve to the right, whose radius point bears N.53DEG.46'38"E.; thence along the arc of said curve
     74.50 feet through a central angle of 101DEG.38'09" to a point on a 302.00 foot radius curve to the right, whose radius point bears S.24DEG.35'13"E.; thence along the arc of said curve 37.59 feet through a central angle of 7DEG.07'56" to a point on a 155.00 foot radius curve to the left, whose radius point bears S.82DEG.37'34"E.; thence along the arc of said curve
     69.83 feet through a central angle of 25DEG.48'41" to a point on a 15.00 foot radius curve to the right, whose radius point bears S.71DEG.33'46"W.; thence along the arc of said curve 20.21 feet through a central angle of 77DEG.11'14"; thence S.58DEG.45'00"W. 35.93 feet to the point of beginning.


                                 H--OFFICE BUILDINGS


LAKE DISTRICT SERVICE CENTER--PARCEL NUMBER DV-170

     Lands in DAVIS County, State of UTAH

     A tract of land situated in the NW1/4 of the SW1/4 of Section 26, T. 2N.,
     R. 1W., S.L.M., described as follows: Beginning at a point on the North line of the said Southwest Quarter lying on the East Right of Way line of 1800 West Street, said point being South 89DEG.56'39" East 70.12 feet from the Northwest corner of the said Southwest Quarter (West One Quarter Corner, a found brass cap) of said Section 26; thence continuing South 89DEG.56'39" East along the North line of the said Southwest quarter,
     532.65 feet; thence South 0DEG.13'19" East 814.00 feet; thence North 89DEG.56'39" West 535.51 feet to a point on the East Right of Way line of 1800 West Street; thence North 0DEG.19'07" West along said Right of Way line, 409.50 feet to a Right of Way Marker; thence North 0DEG.16'55" East along said Right of Way line 404.50 feet to the point of beginning.

ENERGY WEST OFFICE--PARCEL NUMBER EM-476

     Lands in EMERY County, State of UTAH

     Beginning at the Southwest corner of Lot 1, Block 37, Huntington Townsite Survey; thence East 0.25 feet, thence North 235.25 feet, thence West 0.50 feet, thence South 235.25 feet, thence East 0.25 feet, more or less, to the point of beginning.

WASATCH FRONT BUSINESS CENTER--PARCEL NUMBER SL-842

     Lands in SALT LAKE County, State of UTAH

     Proposed Lot 103A, Lake Park Corporate Centre, being specifically described as follows:

     Beginning at a point S.89DEG.58'39"W. 904.599 feet along the Section line and North 51.440 feet from the Northeast Corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian, and running thence South
     601.574 feet to the golf course property described and recorded in Book 7483, beginning on Page 1058 of the official records of the Salt Lake County Recorder's office; thence N.63DEG.47'23"W. 269.115 feet; thence S.79DEG.05'55"W. 167.569 feet; thence West 53.112 feet; thence N.04DEG.40'38"E. 421.995 feet to the Southerly right-of-way line of Lake Park Boulevard; thence along

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

     last said right-of-way line N.80DEG.30'00"E. 199.148 feet; thence N.78DEG.11'16"E. 173.521 feet along the South line of a widened portion of said Lake Park Boulevard; thence Northeasterly 63.735 feet along an
     844.000 foot radius curve to the left (Delta = 04DEG.19'36" and chord bears N.66DEG.28'56"E. 63.720 feet) to the point of beginning.

EVANSTON TECH OPS CENTER--PARCEL NUMBER UY-013

     Lands in UINTA County, State of WYOMING

     Lot 3 in Block 2 of the Evanston Industrial Center Addition to the City of Evanston.

H-41--ROSEBURG OFFICE/SERVICE CENTER

     In DOUGLAS County, State of OREGON:

     H-41--ITEM 2: Commencing at the Northwest corner of the Charles Smith Donation Land Claim No. 43 in Section 11, Township 28 South, Range 6 West of the Willamette Meridian; thence South 33DEG.47'44" West 947.50 feet (record South 34DEG.44' West 952.7 feet) to the southeasterly corner of that tract described in Book 898, Page 177 of the Deed records of Douglas County, Oregon, said point being on the westerly boundary of the right of way of Pacific Highway 99, and from which a 3/4 inch iron bolt bears North 75DEG.32' West 0.49 feet; thence North 14DEG.28'29" East (record North 15DEG.39' East) along said right of way boundary 391.13 feet to a 5/8 inch diameter iron pin for the true POINT OF BEGINNING; thence continuing along said westerly right of way boundary, North 14DEG.28'29" East 643.12 feet to a 5/8 inch diameter iron pin at the northeast corner of said described tract; thence leaving said westerly right of way boundary, North 75DEG.36'08" West 412.53 feet (record North 74DEG.21' West 413.1 feet) to the northwest corner of said described tract, being on the easterly boundary of the Southern Pacific Railroad lands; thence South 15DEG.47'48" West along said easterly boundary 352.34 feet; thence south 74DEG.12'12" East 30.00 feet to a 5/8 inch diameter iron pin; thence continuing along said easterly boundary, South 15DEG.47'48" West 290.23 feet to a 5/8 inch diameter iron pin; thence leaving said easterly boundary South 75DEG.36'08" East 397.37 feet to the point of beginning.

H-49--CLATSOP SERVICE CENTER

     In CLATSOP County, State of OREGON:

     H-49--ITEM: Tract 11, Rodney Acres, in the City of Warrenton.

H-50--ADDITION TO GRANTS PASS SERVICE CENTER

     In JOSEPHINE County, State of OREGON:

     H-50--ITEM: A tract of land situated in the Southeast Quarter of Section 19, Township 36 South, Range 5 West, of Willamette Meridian, described as follows: Beginning at a point which is 1755 feet North and 1302 feet East of the South Quarter corner of said Section, said point being on the West boundary of the county road; thence North 106 feet, more or less, to the Southeast corner of a parcel of land conveyed to the Union Oil Company, by deed recorded in Deed Book 54, at page 454; thence West 203 feet to the center of irrigation ditch; thence South 10DEG. 20'00" East along the center of said ditch, 107.64 feet to a point West of the point of beginning; thence East 184 feet to the point of beginning; except that portion lying within relocated 6th Street as described in Final Order in Case No. 77-557L, Josephine County Court Records.

H-51--STAYTON OFFICE/SERVICE CENTER

     In MARION County, State of OREGON:

     H-51--ITEM: Lots 2, 3, 7 and 8, Block 1, STAYTON INDUSTRIAL PARK in the City of STAYTON.

H-52--PENDLETON SERVICE CENTER

     In UMATILLA County, State of OREGON:

     H-52--ITEM: Lot 2 of Partition Plat 1994-39 recorded November 30, 1994 in Partition Plat records; situated in the Southwest Quarter of Section 5, Township 2 North, Range 32 East, of the Willamette Meridian.

H-53--SISKIYOU (YREKA) POWER BUILDING

     In SISKIYOU County, State of CALIFORNIA:

     H-53--ITEM: Parcel 1, as shown on that certain parcel map for Edward and Sandra Miley Trusts, being located in the North 1/2 of Section 34, T. 45 N., R. 7 W., M.D.M. filed for record January 21, 1994, in parcel map book 11, page 116, Siskiyou County Recorder's Office.

H-54--YAKIMA OPERATIONS CENTER

     In YAKIMA County, State of Washington:

     H-54--ITEM: All that part of Tracts 8 and 7, J.H. Hathaway's Five Acre Tracts in Section 13, Township 13, Range 18 East, W.M., described as follows:

     Beginning at the southwest corner of Tract 8, J. H. Hathaway's Five Acre Tracts, according to the plat recorded in volume "A" of Plats, page 26, records of said County; thence north along the west line of said tract, 311 feet; thence east parallel with the south line of said tract, 315 feet; thence south 311 feet; thence west to the point of beginning; with all appurtenances and improvements thereto.

     IN WITNESS WHEREOF, PACIFICORP has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by an Authorized Executive Officer of the Company, and its corporate seal to be attested to by its Secretary or one of its Assistant Secretaries for and in its behalf, and The Chase Manhattan Bank has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or one of its Assistant
Vice Presidents, and its corporate seal to be attested to by one of its Senior Trust Officers, all as of the day and year first above written.



          [SEAL]                                  PACIFICORP

                                                  By  /s/ W. E. Peressini
                                                     --------------------------
                                                        WILLIAM E. PERESSINI
                                                   VICE PRESIDENT AND TREASURER

          /s/ Lenore M. Martin
          -------------------------
Attest:      LENORE M. MARTIN
            ASSISTANT SECRETARY





          [SEAL]                                  THE CHASE MANHATTAN BANK
                                                  as Trustee

                                                  By  /s/ Glenn G. McKeever
                                                     --------------------------
                                                         GLENN G. MCKEEVER
                                                          VICE PRESIDENT

          /s/ L. O'Brien
          ------------------------
Attest:          L. O'BRIEN
           SENIOR TRUST OFFICER

STATE OF OREGON            )
COUNTY OF MULTNOMAH        ) SS.:

          On this 3rd day of November, 1998, before me, SHERYL L. STRATTON, a Notary Public in and for the State of Oregon, personally appeared WILLIAM E. PERESSINI AND LENORE M. MARTIN, known to me to be a Vice President and Treasurer and an Assistant Secretary, respectively, of PACIFICORP, an Oregon corporation, who being duly sworn, stated that the seal affixed to the foregoing instrument is the corporate seal of said corporation and acknowledged this instrument to be the free, voluntary and in all respects duly and properly authorized act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.



                                            /s/ Sheryl Lee Stratton
                                            ----------------------------------

      [SEAL]                                My commission expires: May 25, 2000
                                            Residing at: Portland, Oregon
                                            Commission No. 053955

STATE OF NEW YORK            )
COUNTY OF NEW YORK           ) SS.:

          On this 4th day of November, 1998, before me, Emily Fayan, a Notary Public in and for the State of New York, personally appeared GLENN G. MCKEEVER AND L. O'BRIEN, known to me to be a Vice President and a Senior Trust Officer, respectively, of THE CHASE MANHATTAN BANK, a New York corporation, who being duly sworn, stated that the seal affixed to the foregoing instrument is the corporate seal of said corporation and acknowledged this instrument to be the free, voluntary and in all respects duly and properly authorized act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

[SEAL]

                                    /s/ Emily Fayan
                                    ------------------------------------
                                    Notary Public, State of New York


                                              [STAMP]



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